UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03591

CALVERT VARIABLE SERIES, INC.

(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Calvert
VP SRI Balanced Portfolio
Annual Report
December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2020
Calvert
VP SRI Balanced Portfolio

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
As the period opened in January 2020, news of a novel coronavirus outbreak in China began to raise investor concerns. As the virus — soon to be known as COVID-19 — turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Economic activity declined dramatically and equity markets, along with credit markets, plunged in value amid unprecedented volatility.
In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would use all the tools at its disposal to support the U.S. economy.
These actions helped calm investment markets and initiated a rally in equity and credit assets that began in April and lasted through most of the summer. As consumers started to emerge from COVID-19 lockdowns and factories gradually resumed production, stock and corporate bond prices reflected investor optimism.
Midway through August 2020, however, the bond market rally stalled, and equity prices retreated in September. Asset prices on Wall Street began to reflect the reality on Main Street, where COVID-19 cases were on the rise in nearly every state. Concerns about the economic outlook for fall and winter, uncertainties related to the presidential election, and the failure of Congress to pass additional stimulus relief weighed on asset prices throughout September and October.
But in the final two months of the period, equity and credit markets reversed course again. Joe Biden’s victory in the November presidential election eased political uncertainties that had dogged markets through much of the fall. The announcement that two COVID-19 vaccine candidates had proven more than 90% effective in late-stage trials — and the first distribution of vaccines in December — boosted investor optimism and asset prices.
For the period as a whole, the S& P 500® Index, a broad measure of U.S. stocks, returned 18.40%; the blue-chip Dow Jones Industrial Average® returned 9.72%; and the technology-laden Nasdaq Composite Index returned 44.92%, reflecting the dominance of technology stocks in the spring and summer rally. Small-cap U.S. stocks, as measured by the Russell 2000® Index, kept pace with their large-cap counterparts, as measured by the S&P 500® Index and Russell 1000® Index. As a group, growth stocks significantly outpaced value stocks, as measured by the Russell growth and value indexes.
Meanwhile, most fixed-income asset classes delivered positive returns during the period. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. bond market, returned 7.51%. As corporate bonds benefited from Fed policy — which included purchases of corporate investment-grade debt and high yield ETFs — the Bloomberg Barclays U.S. Corporate Bond Index
returned 9.89%. High yield bonds, which had fared poorly early in the period, outperformed investment-grade bonds in the second half of the period, and the Bloomberg Barclays U.S. Corporate High Yield Index returned 7.11% for the period as a whole.
Fund Performance
For the 12-month period ended December 31, 2020, Calvert VP SRI Balanced Portfolio (the Fund) returned 15.26% for Class I shares at net asset value (NAV), underperforming its primary benchmark, the Russell 1000® Index (the Index), which returned 20.96%; and underperforming its blended benchmark, an internally constructed benchmark composed of a blend of 60% Russell 1000® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, which returned 16.29%.
Stock selection in the information technology, financials, and industrials sectors in the equity portion of the Fund detracted from performance relative to the Index. Short duration positioning in the fixed-income portion of the Fund also detracted from relative performance during the period.
American International Group, Inc. (AIG), an international finance and insurance company, detracted from performance relative to the Index. AIG’s stock price fell on investor concerns over the lack of transparency in the company’s insurance business. Shares also fell on the potential for escalating liabilities in the company’s life insurance business because of deaths from COVID-19. By period-end, the stock was sold from the Fund.
The Fund’s lack of exposure to Tesla, Inc. (Tesla) also detracted from returns relative to the Index. Tesla’s stock price rose sharply on an increase in the company’s automobile sales and increasing awareness of the company’s leadership in battery technology.
In the fixed-income portion of the Fund, security selection within commercial mortgage-backed securities and mortgage-backed securities weighed on performance relative to the Index during the period. The shorter duration positioning of the fixed-income portion of the Fund also detracted from returns relative to the Index.
Sector-allocation positioning and security selection overall in the fixed-income portion of the Fund contributed to returns relative to the Index. In the equity portion of the Fund, an underweight exposure to the energy sector and stock selection in health care and communication services contributed positively to relative returns.
PayPal Holdings, Inc., the online payments company, contributed to performance relative to the Index during the period. The stock price rose as the economy shut down toward the end of March when many traditional brick-and-mortar stores closed, and e-commerce became the primary method of purchasing goods.
Amazon.com, Inc. (Amazon), the e-commerce giant, also aided relative results during the period. As the coronavirus pandemic forced consumers in U.S. and overseas markets to stay at home, Amazon benefited from an accelerating shift to online purchasing and a significant rise in subscriptions to its Amazon Prime service, which offers fast shipping and streaming online entertainment.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Management's Discussion of Fund Performance† — continued

In the fixed-income portion of the Fund, security selection within investment-grade credits and government-related securities were especially beneficial. Its overweight exposure to high yield securities and asset-backed securities also enhanced relative returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Performance

Portfolio Managers Vishal Khanduja, CFA, Brian S. Ellis, CFA and Charles B. Gaffney, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	09/02/1986	09/02/1986	15.26%	10.94%	9.40%
Class F at NAV	10/18/2013	09/02/1986	14.76	10.59	9.14

Russell 1000® Index	—	—	20.96%	15.58%	14.00%
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	7.51	4.43	3.84
Balanced Blended Benchmark	—	—	16.29	11.35	10.11

% Total Annual Operating Expense Ratios[3]	Class I	Class F
	0.62%	0.86%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2010	$24,002	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Fund Profile

Asset Allocation (% of total investments)

Equity Investments Sector Allocation (% of total investments)

Fixed-Income Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. The Balanced Blended Benchmark is an internally constructed benchmark comprised of a blend of 60% Russell 1000® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, and is rebalanced monthly. Prior to 11/1/15, the fixed-income component was the Bloomberg Barclays U.S. Credit Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class F is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small- cap stocks. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg Barclays U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$1,147.60	$3.29	0.61%
Class F	$1,000.00	$1,147.60	$4.64	0.86%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,022.07	$3.10	0.61%
Class F	$1,000.00	$1,020.81	$4.37	0.86%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020. Expenses shown do not include insurance-related charges.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Schedule of Investments

Asset-Backed Securities — 5.3%

Security	Principal Amount (000's omitted)	Value
Adams Outdoor Advertising, L.P., Series 2018-1, Class A, 4.81%, 11/15/48(1)	$163	$ 171,901
Business Jet Securities, LLC, Series 2020-1A, Class A, 2.981%, 11/15/35(1)	97	98,638
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	917	896,060
Conn's Receivables Funding, LLC:
Series 2019-A, Class A, 3.40%, 10/16/23(1)	74	74,385
Series 2019-A, Class B, 4.36%, 10/16/23(1)	114	114,040
Series 2019-B, Class A, 2.66%, 6/17/24(1)	86	86,161
Series 2019-B, Class B, 3.62%, 6/17/24(1)	135	135,475
Series 2020-A, Class B, 4.27%, 6/16/25(1)	100	100,476
DB Master Finance, LLC, Series 2017-1A, Class A2II, 4.03%, 11/20/47(1)	83	87,884
DRB Prime Student Loan Trust, Series 2016-B, Class A2, 2.89%, 6/25/40(1)	50	50,884
Driven Brands Funding, LLC:
Series 2018-1A, Class A2, 4.739%, 4/20/48(1)	62	66,500
Series 2019-2A, Class A2, 3.981%, 10/20/49(1)	139	146,082
ExteNet, LLC:
Series 2019-1A, Class A2, 3.204%, 7/26/49(1)	345	358,526
Series 2019-1A, Class B, 4.14%, 7/26/49(1)	30	30,698
FOCUS Brands Funding, LLC:
Series 2017-1A, Class A2I, 3.857%, 4/30/47(1)	569	571,451
Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)	174	167,185
Hardee's Funding, LLC, Series 2020-1A, Class A2, 3.981%, 12/20/50(1)	180	185,456
InSite Issuer, LLC:
Series 2016-1A, Class A, 2.883%, 11/15/46(1)	140	144,795
Series 2016-1A, Class C, 6.414%, 11/15/46(1)	25	26,960
Jack in the Box Funding, LLC, Series 2019-1A, Class A2I, 3.982%, 8/25/49(1)	402	413,961
Jersey Mike's Funding, Series 2019-1A, Class A2, 4.433%, 2/15/50(1)	281	301,960
Marlette Funding Trust, Series 2020-2A, Class B, 1.83%, 9/16/30(1)	175	177,006
Mosaic Solar Loan Trust:
Series 2019-1A, Class A, 4.37%, 12/21/43(1)	297	319,814
Series 2019-2A, Class B, 3.28%, 9/20/40(1)	820	850,970
Series 2020-1A, Class A, 2.10%, 4/20/46(1)	89	91,393
Series 2020-1A, Class B, 3.10%, 4/20/46(1)	89	93,587
Series 2020-2A, Class A, 1.44%, 8/20/46(1)	156	155,569
Series 2020-2A, Class B, 2.21%, 8/20/46(1)	186	184,856
OneMain Financial Issuance Trust:
Series 2016-3A, Class A, 3.83%, 6/18/31(1)	300	306,206
Series 2017-1A, Class A1, 2.37%, 9/14/32(1)	108	108,357
Security	Principal Amount (000's omitted)	Value
Oportun Funding IX, LLC, Series 2018-B, Class A, 3.91%, 7/8/24(1)	$404	$ 407,138
Oportun Funding VIII, LLC, Series 2018-A, Class A, 3.61%, 3/8/24(1)	706	706,000
Planet Fitness Master Issuer, LLC:
Series 2018-1A, Class A2I, 4.262%, 9/5/48(1)	494	494,706
Series 2018-1A, Class A2II, 4.666%, 9/5/48(1)	68	68,480
Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	277	262,459
Prosper Marketplace Issuance Trust, Series 2017-1A, Class C, 5.80%, 6/15/23(1)	19	18,816
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25(1)	10	10,206
ServiceMaster Funding, LLC:
Series 2020-1, Class A2I, 2.841%, 1/30/51(1)	161	165,053
Series 2020-1, Class A2II, 3.337%, 1/30/51(1)	182	186,244
SERVPRO Master Issuer, LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49(1)	1,145	1,227,917
Small Business Lending Trust:
Series 2019-A, Class A, 2.85%, 7/15/26(1)	113	112,153
Series 2020-A, Class A, 2.62%, 12/15/26(1)	125	124,682
SolarCity LMC Series I, LLC, Series 2013-1, Class A, 4.80%, 11/20/38(1)	295	290,215
SolarCity LMC Series II, LLC, Series 2014-1, Class A, 4.59%, 4/20/44(1)	184	182,735
SolarCity LMC Series III, LLC:
Series 2014-2, Class A, 4.02%, 7/20/44(1)	526	536,353
Series 2014-2, Class B, 5.44%, 7/20/44(1)	847	867,351
Sonic Capital, LLC, Series 2020-1A, Class A2I, 3.845%, 1/20/50(1)	717	768,967
SpringCastle America Funding, LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(1)	490	494,680
Spruce ABS Trust, Series 2016-E1, Class A, 4.32%, 6/15/28(1)	17	17,515
Stack Infrastructure Issuer, LLC:
Series 2019-1A, Class A2, 4.54%, 2/25/44(1)	2,233	2,397,376
Series 2019-2A, Class A2, 3.08%, 10/25/44(1)	175	182,159
Sunnova Sol II Issuer, LLC, Series 2020-2A, Class A, 2.73%, 11/1/55(1)	575	579,941
Sunnova Sol Issuer, LLC, Series 2020-1A, Class A, 3.35%, 2/1/55(1)	103	109,762
Sunrun Atlas Issuer, LLC, Series 2019-2, Class A, 3.61%, 2/1/55(1)	215	230,160
Sunrun Callisto Issuer, LLC, Series 2015-1A, Class B, 5.38%, 7/20/45(1)	316	313,273
Sunrun Xanadu Issuer, LLC, Series 2019-1A, Class A, 3.98%, 6/30/54(1)	188	198,658
TES, LLC, Series 2017-1A, Class A, 4.33%, 10/20/47(1)	368	378,439
Tesla Auto Lease Trust:
Series 2018-B, Class A, 3.71%, 8/20/21(1)	319	321,671
Series 2019-A, Class A2, 2.13%, 4/20/22(1)	102	102,818

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Tesla Auto Lease Trust: (continued)
Series 2019-A, Class A3, 2.16%, 10/20/22(1)	$815	$ 832,929
Series 2019-A, Class A4, 2.20%, 11/21/22(1)	170	174,316
Series 2020-A, Class A3, 0.68%, 12/20/23(1)	65	65,406
Series 2020-A, Class A4, 0.78%, 12/20/23(1)	81	81,598
United States Small Business Administration, Series 2017-20E, Class 1, 2.88%, 5/1/37	634	690,363
Vantage Data Centers Issuer, LLC:
Series 2018-2A, Class A2, 4.196%, 11/16/43(1)	78	81,472
Series 2019-1A, Class A2, 3.188%, 7/15/44(1)	518	543,368
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)	570	576,110
Vivint Solar Financing VII, LLC, Series 2020-1A, Class A, 2.21%, 7/31/51(1)	410	423,394
Willis Engine Structured Trust V, Series 2020-A, Class B, 4.212%, 3/15/45(1)	237	177,359
Total Asset-Backed Securities (identified cost $21,431,605)		$ 21,919,478

Collateralized Mortgage-Backed Obligations — 1.7%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2015-HQ2, Class M3, 3.398%, (1 mo. USD LIBOR + 3.25%), 5/25/25(2)	$471	$ 480,436
Series 2017-DNA3, Class M2, 2.648%, (1 mo. USD LIBOR + 2.50%), 3/25/30(2)	600	608,731
Series 2018-DNA1, Class M2, 1.948%, (1 mo. USD LIBOR + 1.80%), 7/25/30(2)	264	261,590
Series 2018-DNA1, Class M2AT, 1.198%, (1 mo. USD LIBOR + 1.05%), 7/25/30(2)	343	342,452
Series 2019-DNA2, Class M2, 2.598%, (1 mo. USD LIBOR + 2.45%), 3/25/49(1)(2)	67	67,288
Series 2019-DNA3, Class M2, 2.198%, (1 mo. USD LIBOR + 2.05%), 7/25/49(1)(2)	757	752,809
Series 2019-DNA4, Class M2, 2.098%, (1 mo. USD LIBOR + 1.95%), 10/25/49(1)(2)	319	318,699
Series 2019-HQA2, Class M2, 2.198%, (1 mo. USD LIBOR + 2.05%), 4/25/49(1)(2)	34	33,888
Series 2020-DNA1, Class M1, 0.848%, (1 mo. USD LIBOR + 0.70%), 1/25/50(1)(2)	47	47,140
Series 2020-DNA2, Class M1, 0.898%, (1 mo. USD LIBOR + 0.75%), 2/25/50(1)(2)	242	242,253
Series 2020-DNA4, Class M1, 1.648%, (1 mo. USD LIBOR + 1.50%), 8/25/50(1)(2)	102	102,872
Series 2020-DNA4, Class M2, 3.898%, (1 mo. USD LIBOR + 3.75%), 8/25/50(1)(2)	35	35,399
Series 2020-DNA5, Class M1, 1.377%, (SOFR + 1.30%), 10/25/50(1)(2)	165	165,834
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes: (continued)
Series 2020-DNA5, Class M2, 2.877%, (SOFR + 2.80%), 10/25/50(1)(2)	$130	$ 131,709
Series 2020-DNA6, Class B1, 3.077%, (SOFR + 3.00%), 12/25/50(1)(2)	25	25,145
Series 2020-DNA6, Class M2, 2.077%, (SOFR + 2.00%), 12/25/50(1)(2)	280	280,409
Series 2020-HQA1, Class M1, 0.898%, (1 mo. USD LIBOR + 0.75%), 1/25/50(1)(2)	27	27,100
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2013-C01, Class M2, 5.398%, (1 mo. USD LIBOR + 5.25%), 10/25/23(2)	262	268,118
Series 2014-C02, Class 1M2, 2.748%, (1 mo. USD LIBOR + 2.60%), 5/25/24(2)	502	489,901
Series 2014-C02, Class 2M2, 2.748%, (1 mo. USD LIBOR + 2.60%), 5/25/24(2)	122	120,689
Series 2014-C03, Class 1M2, 3.148%, (1 mo. USD LIBOR + 3.00%), 7/25/24(2)	304	299,101
Series 2014-C03, Class 2M2, 3.048%, (1 mo. USD LIBOR + 2.90%), 7/25/24(2)	194	194,275
Series 2014-C04, Class 1M2, 5.048%, (1 mo. USD LIBOR + 4.90%), 11/25/24(2)	403	414,000
Series 2017-C05, Class 1M2, 2.348%, (1 mo. USD LIBOR + 2.20%), 1/25/30(2)	146	145,906
Series 2017-C06, Class 1M2, 2.798%, (1 mo. USD LIBOR + 2.65%), 2/25/30(2)	238	239,792
Series 2018-C06, Class 1M2, 2.148%, (1 mo. USD LIBOR + 2.00%), 3/25/31(2)	23	23,015
Series 2018-R07, Class 1M2, 2.548%, (1 mo. USD LIBOR + 2.40%), 4/25/31(1)(2)	263	263,452
Series 2019-R02, Class 1M2, 2.448%, (1 mo. USD LIBOR + 2.30%), 8/25/31(1)(2)	30	29,502
Series 2019-R05, Class 1M2, 2.148%, (1 mo. USD LIBOR + 2.00%), 7/25/39(1)(2)	73	72,570
Series 2020-R01, Class 1M1, 0.948%, (1 mo. USD LIBOR + 0.80%), 1/25/40(1)(2)	145	145,535
Federal National Mortgage Association Grantor Trust, Series 2017-T1, Class A, 2.898%, 6/25/27	274	304,051
Toorak Mortgage Corp., Ltd.:
Series 2018-1, Class A1, 4.336% to 4/25/21, 8/25/21(1)(3)	71	71,190
Series 2020-1, Class A1, 2.734% to 1/25/23, 3/25/23(1)(3)	250	253,451
Total Collateralized Mortgage-Backed Obligations (identified cost $7,288,126)		$ 7,258,302

Commercial Mortgage-Backed Securities — 4.9%

Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class DNM, 3.719%, 11/5/32(1)(4)	$695	$ 593,225

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust: (continued)
Series 2019-BPR, Class ENM, 3.719%, 11/5/32(1)(4)	$325	$ 265,788
Series 2019-BPR, Class FNM, 3.719%, 11/5/32(1)(4)	485	357,662
BX Commercial Mortgage Trust:
Series 2019-XL, Class A, 1.079%, (1 mo. USD LIBOR + 0.92%), 10/15/36(1)(2)	660	662,478
Series 2019-XL, Class B, 1.239%, (1 mo. USD LIBOR + 1.08%), 10/15/36(1)(2)	313	313,989
Citigroup Commercial Mortgage Trust, Series 2017-MDRC, Class D, 2.409%, (1 mo. USD LIBOR + 2.25%), 7/15/30(1)(2)	235	218,692
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates:
Series KG02, Class A2, 2.412%, 8/25/29	1,440	1,560,871
Series KG03, Class A2, 1.297%, 6/25/30(4)	305	306,276
Series KSG1, Class A2, 1.503%, 9/25/30	278	286,797
Series KW06, Class A2, 3.80%, 6/25/28(4)	530	623,088
Series W5FX, Class AFX, 3.214%, 4/25/28(4)	192	215,677
Federal National Mortgage Association:
Series 2017-M2, Class A1, 2.801%, 2/25/27(4)	97	100,298
Series 2017-M13, Class A2, 2.939%, 9/25/27(4)	675	765,796
Series 2018-M4, Class A2, 3.045%, 3/25/28(4)	1,526	1,741,901
Series 2018-M8, Class A2, 3.325%, 6/25/28(4)	459	530,847
Series 2018-M13, Class A2, 3.697%, 9/25/30(4)	1,680	2,034,460
Series 2019-M1, Class A2, 3.555%, 9/25/28(4)	785	928,446
Series 2019-M9, Class A2, 2.937%, 4/25/29	291	329,797
Series 2019-M22, Class A2, 2.522%, 8/25/29	3,100	3,439,127
Series 2020-M1, Class A2, 2.444%, 10/25/29	963	1,062,930
Series 2020-M20, Class A2, 1.435%, 10/25/29	605	622,556
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M10, 3.398%, (1 mo. USD LIBOR + 3.25%), 10/15/49(1)(2)	55	51,695
Series 2020-01, Class M10, 3.898%, (1 mo. USD LIBOR + 3.75%), 3/25/50(1)(2)	395	387,483
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class A, 3.429%, 6/10/27(1)	100	61,631
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	300	103,276
Series 2014-DSTY, Class C, 3.805%, 6/10/27(1)(4)	100	20,192
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 0.859%, (1 mo. USD LIBOR + 0.70%), 11/15/34(1)(2)	545	545,286
Series 2019-BPR, Class A, 1.559%, (1 mo. USD LIBOR + 1.40%), 5/15/36(1)(2)	650	627,390
Series 2019-BPR, Class B, 2.259%, (1 mo. USD LIBOR + 2.10%), 5/15/36(1)(2)	241	205,440
Series 2019-BPR, Class C, 3.209%, (1 mo. USD LIBOR + 3.05%), 5/15/36(1)(2)	100	73,595
Security	Principal Amount (000's omitted)	Value
Motel 6 Trust:
Series 2017-MTL6, Class C, 1.559%, (1 mo. USD LIBOR + 1.40%), 8/15/34(1)(2)	$627	$ 624,915
Series 2017-MTL6, Class D, 2.309%, (1 mo. USD LIBOR + 2.15%), 8/15/34(1)(2)	188	187,082
Series 2017-MTL6, Class E, 3.409%, (1 mo. USD LIBOR + 3.25%), 8/15/34(1)(2)	67	65,734
RETL Trust:
Series 2019-RVP, Class B, 1.709%, (1 mo. USD LIBOR + 1.55%), 3/15/36(1)(2)	4	4,269
Series 2019-RVP, Class C, 2.259%, (1 mo. USD LIBOR + 2.10%), 3/15/36(1)(2)	73	70,550
WFLD Mortgage Trust, Series 2014-MONT, Class C, 3.755%, 8/10/31(1)(4)	450	389,206
Total Commercial Mortgage-Backed Securities (identified cost $19,670,223)		$ 20,378,445

Common Stocks — 64.5%

Security	Shares	Value
Banks — 3.3%
JPMorgan Chase & Co.	60,000	$ 7,624,200
PNC Financial Services Group, Inc. (The)	40,700	6,064,300
		$ 13,688,500
Beverages — 1.7%
PepsiCo, Inc.	46,256	$ 6,859,765
		$ 6,859,765
Biotechnology — 2.0%
AbbVie, Inc.	53,123	$ 5,692,129
Vertex Pharmaceuticals, Inc.(5)	11,900	2,812,446
		$ 8,504,575
Building Products — 1.1%
Trane Technologies PLC	31,700	$ 4,601,572
		$ 4,601,572
Capital Markets — 3.6%
BlackRock, Inc.	7,100	$ 5,122,934
Intercontinental Exchange, Inc.	45,000	5,188,050
Tradeweb Markets, Inc., Class A	77,403	4,833,817
		$ 15,144,801
Commercial Services & Supplies — 0.8%
Waste Management, Inc.	28,316	$ 3,339,306
		$ 3,339,306

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Communications Equipment — 0.8%
Cisco Systems, Inc.	72,700	$ 3,253,325
		$ 3,253,325
Containers & Packaging — 0.7%
AptarGroup, Inc.	21,700	$ 2,970,513
		$ 2,970,513
Diversified Telecommunication Services — 0.0%(6)
Verizon Communications, Inc.	584	$ 34,310
		$ 34,310
Electrical Equipment — 1.3%
AMETEK, Inc.	44,300	$ 5,357,642
		$ 5,357,642
Energy Equipment & Services — 1.1%
Baker Hughes Co.	225,100	$ 4,693,335
		$ 4,693,335
Entertainment — 1.6%
Walt Disney Co. (The)(5)	36,400	$ 6,594,952
		$ 6,594,952
Equity Real Estate Investment Trusts (REITs) — 1.2%
American Tower Corp.	23,100	$ 5,185,026
		$ 5,185,026
Food & Staples Retailing — 1.5%
Sysco Corp.	83,800	$ 6,222,988
		$ 6,222,988
Food Products — 1.1%
Mondelez International, Inc., Class A	79,212	$ 4,631,526
		$ 4,631,526
Health Care Equipment & Supplies — 3.8%
Abbott Laboratories	48,500	$ 5,310,265
Boston Scientific Corp.(5)	124,600	4,479,370
Danaher Corp.	26,400	5,864,496
		$ 15,654,131
Health Care Providers & Services — 1.4%
Anthem, Inc.	18,000	$ 5,779,620
		$ 5,779,620
Security	Shares	Value
Hotels, Restaurants & Leisure — 1.1%
Marriott International, Inc., Class A	35,100	$ 4,630,392
		$ 4,630,392
Independent Power and Renewable Electricity Producers — 1.0%
NextEra Energy Partners, L.P.	60,906	$ 4,083,747
		$ 4,083,747
Insurance — 0.8%
Travelers Cos., Inc. (The)	24,800	$ 3,481,176
		$ 3,481,176
Interactive Media & Services — 3.7%
Alphabet, Inc., Class C(5)	7,190	$ 12,596,017
Match Group, Inc.(5)	18,872	2,853,258
		$ 15,449,275
Internet & Direct Marketing Retail — 4.0%
Amazon.com, Inc.(5)	5,129	$ 16,704,794
		$ 16,704,794
IT Services — 6.4%
Automatic Data Processing, Inc.	22,600	$ 3,982,120
Cognizant Technology Solutions Corp., Class A	61,700	5,056,315
Fidelity National Information Services, Inc.	24,200	3,423,332
PayPal Holdings, Inc.(5)	23,100	5,410,020
Visa, Inc., Class A	40,900	8,946,057
		$ 26,817,844
Life Sciences Tools & Services — 1.3%
Thermo Fisher Scientific, Inc.	11,518	$ 5,364,854
		$ 5,364,854
Machinery — 1.6%
Ingersoll Rand, Inc.(5)	68,200	$ 3,107,192
Stanley Black & Decker, Inc.	20,800	3,714,048
		$ 6,821,240
Multi-Utilities — 0.7%
Sempra Energy	22,308	$ 2,842,262
		$ 2,842,262
Pharmaceuticals — 0.7%
Zoetis, Inc.	16,800	$ 2,780,400
		$ 2,780,400

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Road & Rail — 1.0%
Union Pacific Corp.	19,100	$ 3,977,002
		$ 3,977,002
Semiconductors & Semiconductor Equipment — 2.1%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	41,000	$ 4,470,640
Texas Instruments, Inc.	25,851	4,242,925
		$ 8,713,565
Software — 5.3%
Intuit, Inc.	6,652	$ 2,526,762
Microsoft Corp.	79,793	17,747,559
nCino, Inc.(5)	25,578	1,852,103
		$ 22,126,424
Specialty Retail — 2.5%
Lowe's Cos., Inc.	33,500	$ 5,377,085
TJX Cos., Inc. (The)	74,200	5,067,118
		$ 10,444,203
Technology Hardware, Storage & Peripherals — 4.2%
Apple, Inc.	130,588	$ 17,327,722
		$ 17,327,722
Wireless Telecommunication Services — 1.1%
T-Mobile US, Inc.(5)	32,830	$ 4,427,126
		$ 4,427,126
Total Common Stocks (identified cost $183,700,542)		$268,507,913

Convertible Bonds — 0.1%

Security	Principal Amount (000's omitted)	Value
Technology — 0.1%
Western Digital Corp., 1.50%, 2/1/24	$281	$ 280,704
Total Convertible Bonds (identified cost $271,111)		$ 280,704

Convertible Preferred Stocks — 0.0%(6)

Security	Shares	Value
Health Care Equipment & Supplies — 0.0%(6)
Becton Dickinson and Co., Series B, 6.00%(7)	500	$ 27,565
Total Convertible Preferred Stocks (identified cost $27,325)		$ 27,565

Corporate Bonds — 15.6%

Security	Principal Amount (000's omitted)*	Value
Basic Materials — 0.3%
Ecolab, Inc., 2.125%, 8/15/50	263	$ 252,262
LG Chem, Ltd.:
3.25%, 10/15/24(1)	550	595,594
3.625%, 4/15/29(1)	250	282,236
		$ 1,130,092
Communications — 1.4%
Alphabet, Inc., 1.10%, 8/15/30	349	$ 344,138
AT&T, Inc.:
2.30%, 6/1/27	1	1,067
3.10%, 2/1/43	80	81,168
3.30%, 2/1/52	44	43,627
3.65%, 6/1/51	717	750,802
3.65%, 9/15/59(1)	53	53,264
3.80%, 12/1/57(1)	326	339,940
4.30%, 2/15/30	577	689,757
4.90%, 6/15/42	300	374,226
Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.80%, 3/1/50	930	1,111,511
Comcast Corp., 2.45%, 8/15/52	481	468,560
Crown Castle Towers, LLC, 3.663%, 5/15/45(1)	250	269,959
Discovery Communications, LLC, 5.20%, 9/20/47	326	424,685
NBCUniversal Media, LLC, 4.45%, 1/15/43	200	262,102
Sprint Corp., 7.25%, 9/15/21	75	78,131
T-Mobile USA, Inc.:
2.25%, 11/15/31(1)	64	65,806
2.55%, 2/15/31(1)	147	154,544
4.50%, 4/15/50(1)	342	422,459
		$ 5,935,746
Consumer, Cyclical — 1.3%
American Airlines Pass-Through Trust:
4.40%, 9/22/23	107	$ 81,508
5.25%, 1/15/24	211	179,268
Aptiv PLC, 5.40%, 3/15/49	58	72,464

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*	Value
Consumer, Cyclical (continued)
Delta Air Lines, Inc.:
3.625%, 3/15/22	299	$ 307,690
7.375%, 1/15/26	506	578,374
Ford Motor Credit Co., LLC:
1.044%, (3 mo. USD LIBOR + 0.81%), 4/5/21(2)	200	199,148
1.104%, (3 mo. USD LIBOR + 0.88%), 10/12/21(2)	313	309,305
1.296%, (3 mo. USD LIBOR + 1.08%), 8/3/22(2)	250	243,840
2.979%, 8/3/22	1,070	1,089,207
3.087%, 1/9/23	200	203,864
4.14%, 2/15/23	200	206,500
Macy's Retail Holdings, LLC:
2.875%, 2/15/23	480	462,000
3.625%, 6/1/24	160	152,544
3.875%, 1/15/22	321	320,198
Magna International, Inc., 2.45%, 6/15/30	250	269,107
Nordstrom, Inc.:
4.375%, 4/1/30(7)	360	355,291
5.00%, 1/15/44	453	425,342
Tesla, Inc., 5.30%, 8/15/25(1)	56	58,450
		$ 5,514,100
Consumer, Non-cyclical — 1.3%
Ashtead Capital, Inc., 4.25%, 11/1/29(1)	384	$ 421,379
Becton Dickinson and Co., 2.894%, 6/6/22	197	203,661
Block Financial, LLC, 3.875%, 8/15/30(7)	386	417,098
Centene Corp.:
3.375%, 2/15/30	199	209,677
4.25%, 12/15/27	208	220,962
4.625%, 12/15/29	36	40,014
Coca-Cola Femsa SAB de CV, 1.85%, 9/1/32	255	255,701
Conservation Fund (The), Green Bonds, 3.474%, 12/15/29	285	308,715
CVS Health Corp.:
0.95%, (3 mo. USD LIBOR + 0.72%), 3/9/21(2)	44	44,052
3.00%, 8/15/26	615	681,919
4.30%, 3/25/28	296	352,543
CVS Pass-Through Trust, 6.036%, 12/10/28	361	419,831
Doris Duke Charitable Foundation (The), 2.345%, 7/1/50	678	655,645
Ford Foundation (The), 2.415%, 6/1/50	435	444,685
Kraft Heinz Foods Co., 4.375%, 6/1/46	349	377,614
Royalty Pharma PLC, 3.55%, 9/2/50(1)	33	35,289
Smithfield Foods, Inc.:
3.00%, 10/15/30(1)	77	81,616
5.20%, 4/1/29(1)	45	53,601
		$ 5,224,002
Security	Principal Amount (000's omitted)*	Value
Energy — 0.4%
NuStar Logistics, L.P.:
5.75%, 10/1/25	46	$ 49,059
6.00%, 6/1/26	198	214,479
6.375%, 10/1/30	137	155,450
TerraForm Power Operating, LLC:
4.75%, 1/15/30(1)	319	342,035
5.00%, 1/31/28(1)	743	836,265
		$ 1,597,288
Financial — 7.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
4.50%, 9/15/23	291	$ 315,684
4.625%, 7/1/22(7)	150	169,988
6.50%, 7/15/25	175	209,329
Affiliated Managers Group, Inc., 3.30%, 6/15/30	466	506,582
Aflac, Inc., 3.60%, 4/1/30	170	200,224
Air Lease Corp., 2.875%, 1/15/26	355	375,901
Alliance Data Systems Corp., 4.75%, 12/15/24(1)	371	375,406
Andrew W. Mellon Foundation (The), 0.947%, 8/1/27	335	334,963
Australia & New Zealand Banking Group, Ltd., 2.95% to 7/22/25, 7/22/30(1)(8)	458	483,444
Bank of America Corp.:
0.981% to 9/25/24, 9/25/25(8)	445	450,312
1.197% to 10/24/25, 10/24/26(8)	646	654,759
1.389%, (3 mo. USD LIBOR + 1.18%), 10/21/22(2)	118	118,975
1.898% to 7/23/30, 7/23/31(8)	590	596,275
1.922% to 10/24/30, 10/24/31(8)	412	417,571
2.456% to 10/22/24, 10/22/25(8)	655	698,508
2.676% to 6/19/40, 6/19/41(8)	605	631,302
3.499% to 5/17/21, 5/17/22(8)	704	712,363
3.593% to 7/21/27, 7/21/28(8)	690	784,009
Series Z, 6.50% to 10/23/24(7)(8)(9)	37	42,365
Bank of Montreal, 2.05%, 11/1/22	822	848,697
Bank of Nova Scotia (The):
1.625%, 5/1/23	418	430,149
2.375%, 1/18/23	600	625,127
BankUnited, Inc., 5.125%, 6/11/30	309	362,189
BBVA Bancomer S.A./Texas, 1.875%, 9/18/25(1)	262	264,948
Capital One Financial Corp.:
3.30%, 10/30/24	209	229,677
3.75%, 7/28/26	138	156,532
4.20%, 10/29/25	190	216,934
Charles Schwab Corp. (The), 4.00% to 12/1/30(8)(9)	82	86,715
Citigroup, Inc.:
0.776% to 10/30/23, 10/30/24(8)	630	634,393

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*	Value
Financial (continued)
Citigroup, Inc.: (continued)
1.296%, (3 mo. USD LIBOR + 1.07%), 12/8/21(2)	150	$ 151,141
1.678% to 5/15/23, 5/15/24(8)	745	767,831
2.666% to 1/29/30, 1/29/31(8)	760	815,877
3.106% to 4/8/25, 4/8/26(8)	319	348,950
3.887% to 1/10/27, 1/10/28(8)	1,081	1,242,325
4.00% to 12/10/25(8)(9)	310	318,913
Citizens Bank NA, 2.55%, 5/13/21	200	201,240
Citizens Financial Group, Inc., 2.375%, 7/28/21	170	171,653
Commonwealth Bank of Australia:
2.50%, 9/18/22(1)	270	280,165
3.61% to 9/12/29, 9/12/34(1)(8)	206	226,626
Digital Realty Trust, L.P., 4.75%, 10/1/25	260	304,619
Discover Bank:
2.70%, 2/6/30	250	265,644
4.682% to 8/9/23, 8/9/28(8)	270	287,230
Discover Financial Services:
3.95%, 11/6/24	90	100,025
6.125% to 6/23/25(8)(9)	319	360,869
HAT Holdings I, LLC/HAT Holdings II, LLC:
5.25%, 7/15/24(1)	391	407,414
6.00%, 4/15/25(1)	228	244,245
Iron Mountain, Inc.:
4.50%, 2/15/31(1)	283	296,796
5.00%, 7/15/28(1)	91	96,790
JPMorgan Chase & Co.:
2.522% to 4/22/30, 4/22/31(8)	530	570,073
2.739% to 10/15/29, 10/15/30(8)	217	236,324
2.956% to 5/13/30, 5/13/31(8)	146	160,248
Series S, 6.75% to 2/1/24(8)(9)	112	125,778
KKR Group Finance Co. VII, LLC, 3.625%, 2/25/50(1)	301	335,967
Lloyds Banking Group PLC, 2.438% to 2/5/25, 2/5/26(8)	356	376,249
Macquarie Bank, Ltd., 3.624%, 6/3/30(1)	255	279,570
Morgan Stanley:
0.777%, (SOFR + 0.70%), 1/20/23(2)	964	967,873
1.615%, (3 mo. USD LIBOR + 1.40%), 10/24/23(2)	260	265,007
Series J, 4.047%, (3 mo. USD LIBOR + 3.81%) to 4/15/21(2)(9)	185	184,129
National Australia Bank, Ltd., 3.625%, 6/20/23(7)	275	297,237
National Bank of Canada, 0.55% to 11/15/23, 11/15/24(8)	301	302,036
Nationwide Building Society, 3.96% to 7/18/29, 7/18/30(1)(8)	293	341,570
Newmark Group, Inc., 6.125%, 11/15/23	110	119,709
PNC Financial Services Group, Inc. (The), 2.20%, 11/1/24	2,244	2,385,686
Radian Group, Inc.:
4.875%, 3/15/27	476	523,933
Security	Principal Amount (000's omitted)*		Value
Financial (continued)
Radian Group, Inc.: (continued)
6.625%, 3/15/25		37	$ 41,972
SBA Tower Trust, 3.722%, 4/9/48(1)		660	678,580
SITE Centers Corp., 3.625%, 2/1/25		259	269,265
Standard Chartered PLC:
1.319% to 10/14/22, 10/14/23(1)(8)		203	205,304
6.00% to 7/26/25(1)(8)(9)		233	249,601
Stifel Financial Corp., 4.00%, 5/15/30		390	446,286
Synovus Bank/Columbus, GA:
2.289% to 2/10/22, 2/10/23(8)		529	535,886
4.00% to 10/29/25, 10/29/30(8)		250	264,793
Synovus Financial Corp.:
3.125%, 11/1/22		156	162,041
5.90% to 2/7/24, 2/7/29(8)		35	37,751
Truist Financial Corp., 5.10% to 3/1/30(8)(9)		409	468,309
UBS Group AG, 1.364% to 1/30/26, 1/30/27(1)(8)		200	202,340
UniCredit SpA, 5.459% to 6/30/30, 6/30/35(1)(8)		200	220,420
Visa, Inc., 2.00%, 8/15/50		318	303,725
Welltower, Inc., 2.75%, 1/15/31		249	265,871
Westpac Banking Corp., 2.668% to 11/15/30, 11/15/35(8)		220	226,910
			$ 30,872,117
Government - Multinational — 0.6%
Asian Development Bank, 3.125%, 9/26/28		540	$ 633,430
International Bank for Reconstruction & Development, 3.125%, 11/20/25		1,200	1,355,200
International Finance Corp., 7.50%, 5/9/22	BRL	395	80,906
Nordic Investment Bank, 2.25%, 9/30/21		271	275,253
			$ 2,344,789
Industrial — 1.2%
FedEx Corp., 4.55%, 4/1/46		290	$ 373,100
Flowserve Corp., 3.50%, 10/1/30		194	207,139
Jabil, Inc.:
3.00%, 1/15/31		709	755,424
3.60%, 1/15/30		531	591,504
4.70%, 9/15/22		569	606,380
nVent Finance S.a.r.l., 4.55%, 4/15/28		855	929,691
Owens Corning:
3.95%, 8/15/29		669	772,021
4.30%, 7/15/47		101	121,607
4.40%, 1/30/48		10	12,063
SMBC Aviation Capital Finance DAC, 2.65%, 7/15/21(1)		260	262,761

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*	Value
Industrial (continued)
Valmont Industries, Inc.:
5.00%, 10/1/44	55	$ 63,829
5.25%, 10/1/54	265	312,390
		$ 5,007,909
Other Revenue — 0.2%
BlueHub Loan Fund, Inc., 3.099%, 1/1/30	675	$ 677,855
		$ 677,855
Technology — 0.5%
DXC Technology Co.:
4.00%, 4/15/23	340	$ 361,878
4.125%, 4/15/25	266	294,222
4.75%, 4/15/27	84	96,208
Seagate HDD Cayman:
3.375%, 7/15/31(1)	200	201,457
4.091%, 6/1/29(1)	354	379,946
4.875%, 3/1/24	235	255,775
5.75%, 12/1/34	180	212,358
Western Digital Corp., 4.75%, 2/15/26	394	435,862
		$ 2,237,706
Utilities — 1.0%
AES Corp. (The), 2.45%, 1/15/31(1)	533	$ 540,346
American Water Capital Corp., 2.95%, 9/1/27	370	409,531
Avangrid, Inc.:
3.15%, 12/1/24	667	727,698
3.80%, 6/1/29	590	677,311
Consolidated Edison Co. of New York, Inc., 3.35%, 4/1/30	171	196,159
Enel Finance International NV, 2.65%, 9/10/24(1)	530	564,964
MidAmerican Energy Co.:
3.15%, 4/15/50	215	247,589
4.25%, 7/15/49	250	335,673
NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(1)	34	36,422
Niagara Mohawk Power Corp., 1.96%, 6/27/30(1)	233	240,312
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	18	19,272
Public Service Co. of Colorado, 3.70%, 6/15/28	258	301,103
Sempra Energy, 4.875% to 10/15/25(8)(9)	79	84,629
		$ 4,381,009
Total Corporate Bonds (identified cost $61,102,852)		$ 64,922,613

Preferred Stocks — 0.4%

Security	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) — 0.0%(6)
AGNC Investment Corp., Series F, 6.125% to 4/15/25(8)	7,600	$ 181,564
		$ 181,564
Oil, Gas & Consumable Fuels — 0.1%
NuStar Energy, L.P., Series B, 7.625% to 6/15/22(8)	12,563	$ 225,883
		$ 225,883
Real Estate Management & Development — 0.1%
Brookfield Property Partners, L.P.:
Series A, 5.75%	13,670	$ 292,538
Series A2, 6.375%	12,000	278,280
		$ 570,818
Wireless Telecommunication Services — 0.2%
United States Cellular Corp.:
5.50%	23,600	$ 594,956
6.25%	2,200	58,410
		$ 653,366
Total Preferred Stocks (identified cost $1,744,386)		$ 1,631,631

Senior Floating-Rate Loans — 0.8%(10)

Security	Principal Amount (000's omitted)	Value
Building and Development — 0.1%
Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.897%, (1 mo. USD LIBOR + 2.75%), 8/21/25	$294	$ 288,699
		$ 288,699
Drugs — 0.1%
Jaguar Holding Company II, Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 8/18/22	$429	$ 427,718
		$ 427,718
Electronics/Electrical — 0.2%
Go Daddy Operating Company, LLC, Term Loan, 1.897%, (1 mo. USD LIBOR + 1.75%), 2/15/24	$121	$ 121,334
Hyland Software, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 7/1/24	207	207,995
MA FinanceCo., LLC, Term Loan, 2.897%, (1 mo. USD LIBOR + 2.75%), 6/21/24	19	18,324
Seattle Spinco, Inc., Term Loan, 2.897%, (1 mo. USD LIBOR + 2.75%), 6/21/24	125	123,748

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Electronics/Electrical (continued)
SolarWinds Holdings, Inc., Term Loan, 2.897%, (1 mo. USD LIBOR + 2.75%), 2/5/24	$78	$ 75,200
SS&C European Holdings S.a.r.l., Term Loan, 4/16/25(11)	37	36,283
SS&C Technologies, Inc., Term Loan, 4/16/25(11)	48	47,907
Ultimate Software Group, Inc. (The), Term Loan, 5/4/26(11)	250	250,250
		$ 881,041
Equipment Leasing — 0.0%(6)
Avolon TLB Borrower 1 (US), LLC, Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), 1/15/25	$147	$ 146,200
		$ 146,200
Health Care — 0.1%
Change Healthcare Holdings, LLC, Term Loan, 3.50%, (USD LIBOR + 2.50%, Floor 1.00%), 3/1/24(12)	$322	$ 321,408
		$ 321,408
Insurance — 0.1%
Asurion, LLC:
Term Loan, 12/23/26(11)	$60	$ 59,512
Term Loan, 3.147%, (1 mo. USD LIBOR + 3.00%), 11/3/23	120	119,480
USI, Inc., Term Loan, 5/16/24(11)	229	226,114
		$ 405,106
Leisure Goods/Activities/Movies — 0.0%(6)
Bombardier Recreational Products, Inc., Term Loan, 2.147%, (1 mo. USD LIBOR + 2.00%), 5/24/27	$69	$ 67,947
		$ 67,947
Lodging and Casinos — 0.0%(6)
ESH Hospitality, Inc., Term Loan, 2.147%, (1 mo. USD LIBOR + 2.00%), 9/18/26	$40	$ 39,409
		$ 39,409
Telecommunications — 0.2%
CenturyLink, Inc., Term Loan, 2.397%, (1 mo. USD LIBOR + 2.25%), 3/15/27	$324	$ 321,119
Level 3 Financing, Inc., Term Loan, 1.897%, (1 mo. USD LIBOR + 1.75%), 3/1/27	74	73,205
Ziggo Financing Partnership, Term Loan, 2.659%, (1 mo. USD LIBOR + 2.50%), 4/30/28	325	322,766
		$ 717,090
Total Senior Floating-Rate Loans (identified cost $3,310,089)		$ 3,294,618

Sovereign Government Bonds — 0.3%

Security	Principal Amount (000's omitted)	Value
Kreditanstalt fuer Wiederaufbau:
0.75%, 9/30/30	$235	$ 229,938
2.00%, 9/29/22	540	557,196
Kuntarahoitus Oyj, 1.375%, 9/21/21(1)	200	201,618
Nederlandse Waterschapsbank NV, 2.125%, 11/15/21(1)	230	233,801
Total Sovereign Government Bonds (identified cost $1,226,790)		$ 1,222,553

Taxable Municipal Obligations — 1.8%

Security	Principal Amount (000's omitted)	Value
General Obligations — 0.5%
Los Angeles Unified School District, CA, 5.75%, 7/1/34(13)	$450	$ 635,445
Massachusetts, Green Bonds, 3.277%, 6/1/46	435	505,279
New York City, NY, 5.206%, 10/1/31(13)	470	593,102
San Francisco City and County, CA, (Social Bonds - Affordable Housing, 2016), 3.921%, 6/15/39	285	321,115
		$ 2,054,941
Special Tax Revenue — 0.7%
California Health Facilities Financing Authority, (No Place Like Home Program):
2.361%, 6/1/26	$405	$ 433,087
2.484%, 6/1/27	290	311,683
2.534%, 6/1/28	360	386,607
2.584%, 6/1/29	200	214,936
2.984%, 6/1/33	220	235,924
Connecticut, Special Tax Revenue, 5.459%, 11/1/30(13)	300	371,502
New York City Transitional Finance Authority, NY, Future Tax Secured Revenue Bonds, 5.767%, 8/1/36(13)	600	782,574
		$ 2,736,313
Water and Sewer — 0.6%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	$130	$ 193,791
Narragansett Bay Commission, RI, Wastewater System Revenue, Green Bonds:
2.094%, 9/1/30	170	179,315
2.184%, 9/1/31	140	144,798
2.264%, 9/1/32	125	128,836
2.344%, 9/1/33	135	139,443
San Diego County Water Authority, CA:
Green Bonds, 1.531%, 5/1/30	145	147,971
Green Bonds, 1.701%, 5/1/31	130	133,388

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Water and Sewer (continued)
San Diego County Water Authority, CA: (continued)
Green Bonds, 1.951%, 5/1/34	$75	$ 76,370
San Francisco City and County Public Utilities Commission, CA, Water Revenue, Green Bonds, 3.303%, 11/1/39	1,440	1,538,323
		$ 2,682,235
Total Taxable Municipal Obligations (identified cost $6,790,214)		$ 7,473,489

U.S. Government Agencies and Instrumentalities — 0.5%

Security	Principal Amount (000's omitted)	Value
U.S. Department of Housing and Urban Development:
2.547%, 8/1/22	$137	$ 142,149
2.618%, 8/1/23	69	73,088
2.668%, 8/1/24	240	257,946
2.738%, 8/1/25	240	264,763
3.435%, 8/1/34	220	255,346
3.485%, 8/1/35	125	145,731
3.585%, 8/1/37	225	264,138
U.S. International Development Finance Corp.:
3.22%, 9/15/29	388	434,019
3.52%, 9/20/32	370	426,300
Total U.S. Government Agencies and Instrumentalities (identified cost $2,069,493)		$ 2,263,480

U.S. Government Agency Mortgage-Backed Securities — 3.9%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp., 3.50%, 3/1/48	$234	$ 248,732
Federal National Mortgage Association:
30-Year, 2.00%, TBA(14)	1,547	1,608,389
30-Year, 2.50%, TBA(14)	5,675	5,985,128
30-Year, 3.00%, TBA(14)	6,050	6,339,497
Pool #AN1879, 2.65%, 6/1/26	323	352,021
Pool #AN1909, 2.68%, 7/1/26	350	383,155
Pool #BM3990, 4.00%, 3/1/48	541	580,600
Pool #MA3149, 4.00%, 10/1/47	741	794,292
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $16,151,585)		$ 16,291,814

U.S. Treasury Obligations — 2.1%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
1.125%, 8/15/40	$99	$ 93,601
1.375%, 8/15/50	255	238,345
2.00%, 2/15/50	124	134,429
U.S. Treasury Inflation-Protected Bond, 0.25%, 2/15/50(15)	1,242	1,482,008
U.S. Treasury Inflation-Protected Notes:
0.125%, 4/15/25(15)	88	94,372
0.75%, 7/15/28(15)	4,344	5,054,527
U.S. Treasury Notes:
0.25%, 6/30/25	89	88,764
0.25%, 10/31/25	232	230,976
0.625%, 8/15/30	270	263,124
0.875%, 11/15/30	941	937,471
Total U.S. Treasury Obligations (identified cost $7,905,844)		$ 8,617,617

Short-Term Investments — 2.0%
Other — 1.9%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.12%(16)	7,856,022	$ 7,856,807
Total Other (identified cost $7,856,850)		$ 7,856,807
Securities Lending Collateral — 0.1%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.08%(17)	305,813	$ 305,813
Total Securities Lending Collateral (identified cost $305,813)		$ 305,813
Total Short-Term Investments (identified cost $8,162,663)		$ 8,162,620
Total Investments — 103.9% (identified cost $340,852,848)		$432,252,842
Other Assets, Less Liabilities — (3.9)%		$ (16,133,767)
Net Assets — 100.0%		$416,119,075

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Schedule of Investments — continued

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2020, the aggregate value of these securities is $42,007,460 or 10.1% of the Fund's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2020.
(3)	Step coupon security. Interest rate represents the rate in effect at December 31, 2020.
(4)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at December 31, 2020.
(5)	Non-income producing security.
(6)	Amount is less than 0.05%.
(7)	All or a portion of this security was on loan at December 31, 2020. The aggregate market value of securities on loan at December 31, 2020 was $572,495.
(8)	Security converts to variable rate after the indicated fixed-rate coupon period.
(9)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(10)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate ("LIBOR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(11)	This Senior Loan will settle after December 31, 2020, at which time the interest rate will be determined.
(12)	The stated interest rate represents the weighted average interest rate at December 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(13)	Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.
(14)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(15)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(16)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.
(17)	Represents investment of cash collateral received in connection with securities lending.

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	19	Long	3/31/21	$ 4,198,555	$ 4,125
U.S. 5-Year Treasury Note	1	Long	3/31/21	126,164	287
U.S. Long Treasury Bond	9	Long	3/22/21	1,558,688	(3,736)
U.S. Ultra-Long Treasury Bond	29	Long	3/22/21	6,193,313	(86,093)
U.S. 5-Year Treasury Note	(33)	Short	3/31/21	(4,163,414)	(9,854)
U.S. Long Treasury Bond	(2)	Short	3/22/21	(346,375)	1,028
U.S. Ultra 10-Year Treasury Note	(168)	Short	3/22/21	(26,268,375)	80,100
U.S. Ultra-Long Treasury Bond	(3)	Short	3/22/21	(640,688)	4,916
					$ (9,227)

Abbreviations:
ADR	– American Depositary Receipt
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced

Currency Abbreviations:
BRL	– Brazilian Real
USD	– United States Dollar

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Statement of Assets and Liabilities

December 31, 2020
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $332,995,998) - including $572,495 of securities on loan	$ 424,396,035
Investments in securities of affiliated issuers, at value (identified cost $7,856,850)	7,856,807
Cash	623,871
Deposits at broker for futures contracts	238,416
Receivable for capital shares sold	476,730
Dividends and interest receivable	979,358
Dividends receivable - affiliated	784
Securities lending income receivable	164
Tax reclaims receivable	25,162
Directors' deferred compensation plan	65,340
Total assets	$434,662,667
Liabilities
Payable for variation margin on open futures contracts	$ 14,829
Payable for investments purchased	3,382,281
Payable for when-issued/delayed delivery/forward commitment securities	13,884,667
Payable for capital shares redeemed	540,334
Deposits for securities loaned	305,813
Payable to affiliates:
Investment advisory fee	142,479
Administrative fee	41,701
Distribution and service fees	1,575
Sub-transfer agency fee	180
Directors' deferred compensation plan	65,340
Accrued expenses	164,393
Total liabilities	$ 18,543,592
Net Assets	$416,119,075
Sources of Net Assets
Paid-in capital	$ 306,973,870
Distributable earnings	109,145,205
Total	$416,119,075
Class I Shares
Net Assets	$ 408,223,209
Shares Outstanding	161,740,886
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 2.52
Class F Shares
Net Assets	$ 7,895,866
Shares Outstanding	3,127,758
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 2.52

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Statement of Operations

Year Ended
December 31, 2020
Investment Income
Dividend income (net of foreign taxes withheld of $34,042)	$ 3,260,176
Dividend income - affiliated issuers	6,824
Interest and other income (net of foreign taxes withheld of $69)	4,183,579
Securities lending income, net	3,989
Total investment income	$ 7,454,568
Expenses
Investment advisory fee	$ 1,512,457
Administrative fee	442,670
Distribution and service fees:
Class F	15,459
Directors' fees and expenses	19,065
Custodian fees	13,105
Transfer agency fees and expenses	57,215
Accounting fees	144,665
Professional fees	41,119
Reports to shareholders	39,922
Miscellaneous	38,110
Total expenses	$ 2,323,787
Net investment income	$ 5,130,781
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 12,788,147
Investment securities - affiliated issuers	778
Futures contracts	68,984
Foreign currency transactions	(3,338)
Net realized gain	$12,854,571
Change in unrealized appreciation (depreciation):
Investment securities	$ 36,198,411
Investment securities - affiliated issuers	(43)
Futures contracts	113,820
Foreign currency	186
Net change in unrealized appreciation (depreciation)	$36,312,374
Net realized and unrealized gain	$49,166,945
Net increase in net assets from operations	$54,297,726

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Statements of Changes in Net Assets

	Year Ended December 31,
	2020	2019
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 5,130,781	$ 5,646,608
Net realized gain	12,854,571	12,550,060
Net change in unrealized appreciation (depreciation)	36,312,374	53,518,070
Net increase in net assets from operations	$ 54,297,726	$ 71,714,738
Distributions to shareholders:
Class I	$ (17,095,943)	$ (17,324,508)
Class F	(305,549)	(195,158)
Total distributions to shareholders	$ (17,401,492)	$ (17,519,666)
Capital share transactions:
Class I	$ 9,550,261	$ 12,319,228
Class F	2,257,686	2,635,364
Net increase in net assets from capital share transactions	$ 11,807,947	$ 14,954,592
Net increase in net assets	$ 48,704,181	$ 69,149,664
Net Assets
At beginning of year	$ 367,414,894	$ 298,265,230
At end of year	$416,119,075	$367,414,894

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Financial Highlights

	Class I
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 2.29	$ 1.94	$ 2.23	$ 2.05	$ 2.00
Income (Loss) From Operations
Net investment income(1)	$ 0.03	$ 0.04	$ 0.04	$ 0.04	$ 0.04
Net realized and unrealized gain (loss)	0.31	0.43	(0.08)	0.20	0.11
Total income (loss) from operations	$ 0.34	$ 0.47	$ (0.04)	$ 0.24	$ 0.15
Less Distributions
From net investment income	$ (0.04)	$ (0.04)	$ (0.04)	$ (0.04)	$ (0.04)
From net realized gain	(0.07)	(0.08)	(0.21)	(0.02)	(0.06)
Total distributions	$ (0.11)	$ (0.12)	$ (0.25)	$ (0.06)	$ (0.10)
Net asset value — End of year	$ 2.52	$ 2.29	$ 1.94	$ 2.23	$ 2.05
Total Return(2)	15.26%	24.40%	(2.67)%	12.16%	7.58%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$408,223	$362,392	$296,345	$329,060	$325,638
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.63%	0.62%	0.72%	0.69%	0.75%
Net expenses	0.63%	0.62%	0.70%	0.68%	0.70%
Net investment income	1.39%	1.68%	1.66%	1.73%	2.06%
Portfolio Turnover	104% (4)	70% (4)	77%	132%	129%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the effect of To-Be-Announced (TBA) transactions.

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 2.30	$ 1.95	$ 2.24	$ 2.08	$ 2.03
Income (Loss) From Operations
Net investment income(1)	$ 0.03	$ 0.03	$ 0.03	$ 0.03	$ 0.03
Net realized and unrealized gain (loss)	0.30	0.44	(0.07)	0.19	0.12
Total income (loss) from operations	$ 0.33	$ 0.47	$ (0.04)	$ 0.22	$ 0.15
Less Distributions
From net investment income	$ (0.04)	$ (0.04)	$ (0.04)	$ (0.04)	$ (0.04)
From net realized gain	(0.07)	(0.08)	(0.21)	(0.02)	(0.06)
Total distributions	$ (0.11)	$ (0.12)	$ (0.25)	$ (0.06)	$(0.10)
Net asset value — End of year	$ 2.52	$ 2.30	$ 1.95	$ 2.24	$ 2.08
Total Return(2)	14.76%	24.28%	(2.65)%	11.01%	7.14%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 7,896	$ 5,023	$1,920	$ 1,540	$ 588
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.88%	0.86%	0.96%	1.40%	1.40%
Net expenses	0.88%	0.86%	0.96%	1.08%	1.10%
Net investment income	1.13%	1.44%	1.40%	1.30%	1.65%
Portfolio Turnover	104% (4)	70% (4)	77%	132%	129%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes the effect of To-Be-Announced (TBA) transactions.

See Notes to Financial Statements.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP SRI Balanced Portfolio (the Fund) is a diversified series of Calvert Variable Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to provide a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Notes to Financial Statements — continued

Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2020, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 21,919,478	$ —	$ 21,919,478
Collateralized Mortgage-Backed Obligations	—	7,258,302	—	7,258,302
Commercial Mortgage-Backed Securities	—	20,378,445	—	20,378,445
Common Stocks	268,507,913 (1)	—	—	268,507,913
Convertible Bonds	—	280,704	—	280,704
Convertible Preferred Stocks	27,565	—	—	27,565
Corporate Bonds	—	64,922,613	—	64,922,613
Preferred Stocks	1,631,631	—	—	1,631,631
Senior Floating-Rate Loans	—	3,294,618	—	3,294,618
Sovereign Government Bonds	—	1,222,553	—	1,222,553
Taxable Municipal Obligations	—	7,473,489	—	7,473,489
U.S. Government Agencies and Instrumentalities	—	2,263,480	—	2,263,480
U.S. Government Agency Mortgage-Backed Securities	—	16,291,814	—	16,291,814
U.S. Treasury Obligations	—	8,617,617	—	8,617,617
Short-Term Investments:
Other	—	7,856,807	—	7,856,807
Securities Lending Collateral	305,813	—	—	305,813
Total Investments	$270,472,922	$161,779,920	$ —	$432,252,842
Futures Contracts	$ 90,456	$ —	$ —	$ 90,456
Total	$270,563,378	$161,779,920	$ —	$432,343,298
Liability Description
Futures Contracts	$ (99,683)	$ —	$ —	$ (99,683)
Total	$ (99,683)	$ —	$ —	$ (99,683)

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2020 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and interest, if any, have been provided for in

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Notes to Financial Statements — continued

accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F  Unfunded Loan Commitments— The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. The commitments, if any, are disclosed in the accompanying Schedule of Investments.
G  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
H  Options Contracts— Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
I  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Notes to Financial Statements — continued

J  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
K   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
L  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
M  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase or sell securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A forward purchase or sale commitment may be closed by entering into an offsetting commitment or delivery of securities. The Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
2  Related Party Transactions
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the following annual rates of the Fund’s average daily net assets: 0.41% on the first $500 million, 0.36% on the next $500 million, and 0.325% on the excess of $1 billion. For the year ended December 31, 2020, the investment advisory fee amounted to $1,512,457 or 0.41% of the Fund's average daily net assets. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
Prior to May 1, 2020, CRM had agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceeded 0.70% for Class I and 0.95% for Class F of such class's average daily net assets. Pursuant to this agreement, no operating expenses were waived or reimbursed for the year ended December 31, 2020.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2020, CRM was paid administrative fees of $442,670.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided to the class shareholders. Distribution and service fees paid or accrued for the year ended December 31, 2020 amounted to $15,459 for Class F shares.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $702 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 ($30,000 effective January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Notes to Financial Statements — continued

Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, is borne by the Calvert funds. For the year ended December 31, 2020, the Fund’s allocated portion of the Advisory Council compensation and fees was $518, which is included in miscellaneous expense on the Statement of Operations.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2020, expenses incurred under the Servicing Plan amounted to $55,405.
4  Investment Activity
During the year ended December 31, 2020, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments on senior floating-rate loans, were $232,365,653 and $230,512,453, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $160,068,718 and $156,865,386, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:
	Year Ended December 31,
	2020	2019
Ordinary income	$10,120,796	$ 6,318,568
Long-term capital gains	$ 7,280,696	$11,201,098
As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 6,878,813
Undistributed long-term capital gains	$11,713,590
Net unrealized appreciation	$90,552,802
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2020, as determined on a federal income tax basis, were as follows:
Aggregate cost	$341,700,249
Gross unrealized appreciation	$ 92,153,038
Gross unrealized depreciation	(1,600,445)
Net unrealized appreciation	$ 90,552,593
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2020 is included in the Schedule of Investments. During the year ended December 31, 2020, the Fund used futures contracts and options on futures contracts to hedge interest rate risk and to manage duration.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Notes to Financial Statements — continued

At December 31, 2020, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$90,456 (1)	$(99,683) (1)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended December 31, 2020 was as follows:
Statement of Operations Caption
Net realized gain (loss):
Investment securities(1)	$ 522
Futures contracts	68,984
Total	$ 69,506
Change in unrealized appreciation (depreciation):
Futures contracts	$ 113,820
Total	$113,820

(1)	Relates to purchased options.
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended December 31, 2020 was approximately $17,258,000 and $25,850,000, respectively. The average number of purchased options contracts outstanding during the year ended December 31, 2020 was 1 contract.
7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2020, the total value of securities on loan, including accrued interest, was $576,348 and the total value of collateral received was $587,317, comprised of cash of $305,813 and U.S. government and/or agencies securities of $281,504.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2020.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Notes to Financial Statements — continued

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Convertible Preferred Stocks	$ 27,720	$ —	$ —	$ —	$ 27,720
Corporate Bonds	278,093	—	—	—	278,093
Total	$305,813	$ —	$ —	$ —	$305,813
The carrying amount of the liability for deposits for securities loaned at December 31, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2020.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at December 31, 2020. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2020.
9  Affiliated Funds
At December 31, 2020, the value of the Fund’s investment in affiliated funds was $7,856,807, which represents 1.9% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2020 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$ —	$65,720,678	$(57,864,606)	$778	$(43)	$7,856,807	$6,824	7,856,022
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 500,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019 were as follows:
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I
Shares sold	13,186,923	$ 30,978,919	12,781,947	$ 28,405,842
Reinvestment of distributions	7,305,959	17,095,943	8,057,911	17,324,508
Shares redeemed	(16,928,416)	(38,524,601)	(15,289,150)	(33,411,122)
Net increase	3,564,466	$ 9,550,261	5,550,708	$ 12,319,228

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Notes to Financial Statements — continued

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class F
Shares sold	1,508,379	$ 3,492,301	1,299,569	$ 2,854,861
Reinvestment of distributions	130,576	305,549	90,351	195,158
Shares redeemed	(698,255)	(1,540,164)	(186,707)	(414,655)
Net increase	940,700	$ 2,257,686	1,203,213	$ 2,635,364
At December 31, 2020, separate accounts of three insurance companies each owned more than 10% of the value of the outstanding shares of the Fund, aggregating 74.9%.
11  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
12  Additional Information
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of a Calvert Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On December 8, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Fund shareholders for approval and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 22, 2020 who have voting power with respect to such shares are entitled to be present and vote at a joint special meeting of shareholders to be held on February 19, 2021 and at any adjournments or postponements thereof.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Calvert Variable Series, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP SRI Balanced Portfolio (the Fund), a series of Calvert Variable Series, Inc., including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, brokers, and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 18, 2021

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2020 ordinary income dividends, 26.04% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $11,715,711 or, if subsequently determined to be different, the net capital gain of such year.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Board of Directors' Contract Approval

Overview of the Board Evaluation Process
Even though the following description of the Board’s consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Calvert VP SRI Balanced Portfolio.
Fund	Investment Adviser	Investment Sub-Adviser
Calvert VP SRI Balanced Portfolio	Calvert Research and Management	None
Following the public announcement of Morgan Stanley’s planned acquisition of Eaton Vance Corp. (“EVC”) and its affiliates (the “Transaction”), the Board members who are not “interested persons” (as defined in the 1940 Act) of the Funds or CRM (the “Independent Board Members”), met on October 8, 2020 with their independent legal counsel. During that meeting, the Independent Board Members preliminarily discussed the Transaction and the implications of the Transaction on the Funds and CRM. At the request of the Independent Board Members, their counsel discussed the various actions that they and the Funds’ shareholders would be asked to take in connection with the Transaction, including requesting information from CRM and Morgan Stanley concerning the Transaction and its implications for the Funds.
On October 14, 2020, during a telephonic meeting of the Boards, senior representatives of CRM provided an overview of the Transaction and Morgan Stanley to the Independent Board Members and their counsel. The senior representatives of CRM also discussed the anticipated benefits of the Transaction to CRM and the Funds. They also indicated that they expected that the operations of CRM and the Funds would be maintained substantially in their current forms after the Closing of the Transaction.
In connection with the proposed Transaction, the Independent Board Members, assisted by their independent legal counsel, requested extensive information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Request for Information”).
On November 18, 2020, during a telephonic meeting of the Boards, senior representatives of CRM discussed certain matters related to the Transaction with the Independent Board Members and their counsel. The senior representatives of CRM indicated that CRM and Morgan Stanley were in the process of preparing a response to the Request for Information and that senior representatives of CRM and Morgan Stanley would be prepared to discuss their response and any other matters related to the Transaction with the Independent Board Members at the Boards’ December 8, 2020 meeting.
On December 1, 2020, during a video conference meeting, the Independent Board Members reviewed CRM’s and Morgan Stanley’s response to the Request for Information (the “Response”) and discussed the information contained in the Response amongst themselves and with their counsel. During that meeting, the Independent Board Members received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and new investment advisory agreements and new investment sub-advisory agreements (the “New Agreements”). Following that meeting, the Independent Board Members, assisted by their counsel, requested additional information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Supplemental Request for Information”).
In connection with the proposed Transaction and their consideration of the New Agreements, the Board members, including all of the Independent Board Members, met with senior representatives of EVC, CRM and Morgan Stanley at a meeting held on December 8, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders and any remaining matters concerning the Response and CRM’s and Morgan Stanley’s response to the Supplemental Request for Information. During the meeting, senior representatives of Morgan Stanley made presentations to, and responded to questions from, the Board members. After the presentations and discussions with senior representatives of EVC, CRM and Morgan Stanley, the Independent Board Members met in executive session with their counsel to consider the Transaction, the New Agreements and related matters.
Each Board’s evaluation of the New Agreements included consideration of the information provided specifically in regard to the New Agreements as well as, where relevant, information that previously had been provided to the Board in connection with the most recent annual contract renewal of the Funds’ current contractual arrangements at a meeting held on March 4, 2020.
In the course of its deliberations regarding the New Agreements, the Board members considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM, its affiliates and the Sub-Advisers, including the personnel who would be providing such services; Morgan Stanley’s financial condition; the proposed advisory and sub-advisory fees; comparative fee and expense information for the Funds and for comparable funds managed by CRM and its affiliates; the anticipated profitability of the Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by Morgan Stanley, CRM, and their affiliates from their relationship with the Funds; the effect of each Fund’s projected growth and size on each Fund’s performance and expenses; and CRM’s and the Sub-Advisers’ compliance programs.
In considering the nature, extent, and quality of the services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Agreements, the Board members took into account information relating to CRM’s and the Sub-Advisers’ operations and personnel, including, among other information, biographical information on their investment, supervisory, and professional staff, as applicable, and descriptions of their organizational and management structure. The Board members considered the investment strategies used in managing the Funds and the performance of other funds managed by the investment teams at CRM and its affiliates that would be managing the Funds. The Board members also took into account, as applicable, CRM’s and the Sub-Advisers’ proposed staffing and overall resources. CRM’s administrative capabilities were also considered. The Board members concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Advisory Agreements.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Board of Directors' Contract Approval — continued

In considering the management style and investment strategies that CRM and the Sub-Advisers, as applicable, proposed to use in managing the Funds, the Board members took into consideration certain comparative performance information for the Funds prepared by an independent data provider. The Board members also considered information regarding the financial condition of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry. The Board members took into account that the Funds’ investment objectives, investment strategies and portfolio managers were not expected to change after the Closing of the Transaction. Based upon their review, the Board members concluded that CRM and the Sub-Advisers, as applicable, are qualified to manage each Fund’s assets in accordance with the Funds’ investment objectives and investment strategies and that the investment strategies continued to be appropriate for pursuing each Fund’s investment objective(s).
In considering each Fund’s proposed fees and estimated expenses, the Board members considered certain comparative fee and expense data prepared by an independent data provider. The Board members also took into account that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members further took into account that no changes in the Funds’ current expense limitations were being proposed in connection with the Transaction. Based upon their review, the Board members concluded that the proposed advisory and sub-advisory fees were reasonable in view of the quality of services to be received by the Funds from CRM and the Sub-Advisers, as applicable.
In reviewing the anticipated profitability of the advisory fees to CRM and its affiliates, the Board members considered the fact that affiliates of CRM would be providing shareholder servicing, administrative, distribution, and sub-advisory services to the Funds for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Funds. The Board also considered that CRM and Morgan Stanley would likely derive benefits to their reputations and other indirect benefits from their relationship with the Funds. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the anticipated profitability of the Funds to the Sub-Advisers was not a material factor in the Board’s deliberations concerning the entering into of the New Agreements. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Funds was reasonable.
The Board members considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board members took into account management’s discussion of the Funds’ proposed advisory and sub-advisory fees, noting that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members also noted that the advisory and sub-advisory fee schedules for certain Funds will contain one or more breakpoints that will reduce the respective advisory and sub-advisory fee rates on assets above specified levels as the applicable Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory and sub-advisory fee schedules. The Board members determined that adding breakpoints at specified levels to the advisory and sub-advisory fee schedules of the Funds that did not currently have breakpoints would not be appropriate at this time. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the Board did not consider the potential economies of scale from the Sub-Advisers’ management of the Funds to be a material factor in the Board’s deliberations concerning the entering into of the New Agreements. The Board members noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the New Agreements, the Board members also considered the following matters:
i. their belief that the Transaction will benefit the Funds;
ii. CRM’s and the Sub-Advisers’ intentions to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies, which, where applicable, includes continuing to manage the Fund pursuant to responsible investment criteria as described in the Fund’s prospectus;
iii. the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;
iv. Morgan Stanley’s commitment to maintain the investment autonomy of CRM;
v. Morgan Stanley’s and CRM’s commitment to maintaining the nature, quality and extent of services provided to the Funds by CRM and its affiliates following the Closing of the Transaction;
vi. Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;
vii. confirmation that the current senior management team at CRM has indicated its strong support of the Transaction; and
viii. a commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
In approving the New Agreements, the Board members did not identify any single factor as controlling, and each Board member may have attributed different weight to various factors.
The Board members reached the following conclusions regarding the New Agreements, among others: (a) CRM and the Sub-Advisers have demonstrated that they possess the capability and resources to perform the duties required of them under the New Agreements; (b) CRM and the Sub-Advisers are qualified to manage the applicable Fund’s assets in accordance with such Fund’s investment objective(s) and investment strategies; (c) CRM’s and the

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Board of Directors' Contract Approval — continued

Sub-Advisers’ proposed investment strategies are appropriate for pursuing the applicable Fund’s investment objective(s); and (d) the proposed advisory and sub-advisory fees are reasonable in view of the quality of the services to be received by each Fund from CRM and the Sub-Advisers, as applicable. Based upon the foregoing considerations, at the meeting of the Board held on December 8, 2020, the Board members, including all of the Independent Board Members, unanimously approved the New Agreements and determined to recommend their approval to the shareholders of the Funds. In voting its approval of the New Agreements at the meeting, the Board relied on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Management and Organization

Fund Management. The Directors of Calvert Variable Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member’s retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

Calvert
VP SRI Balanced Portfolio
December 31, 2020
Management and Organization — continued

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(2) 1960	Vice President, Secretary and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 144 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 144 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.
•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance's Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24217     12.31.20

Calvert
VP SRI Mid Cap Portfolio
Annual Report
December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2020
Calvert
VP SRI Mid Cap Portfolio

Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began January 1, 2020, included some of the best and worst U.S. equity performances in over a decade.
As the period opened, news of a novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Economic activity declined dramatically and equity markets plunged in value amid unprecedented volatility.
In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would use all the tools at its disposal to support the U.S. economy.
These actions helped calm markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.
In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street, where coronavirus cases were on the rise in nearly every state. In September and October 2020, most U.S. stock indexes reported negative returns, reflecting concerns about the economic outlook for fall and winter, uncertainties related to the presidential election, and the failure of Congress to pass additional financial relief for struggling businesses and workers facing unemployment.
In the final two months of the period, however, stocks reversed course again. Joe Biden’s victory in the November presidential election eased political uncertainties that had dogged investment markets through much of the fall. Additionally, the announcement that two COVID-19 vaccine candidates had proven more than 90% effective in late-stage trials boosted investor optimism that powered a new stock market rally. Unlike the largely tech-centered rally of the previous spring and summer, this rally was more broad-based, with strong participation by value and growth stocks across the market cap range. As both vaccines were approved for emergency use and vaccinations began in December 2020, an eventual end to the pandemic seemed to be in sight and the equity rally continued.
For the period as a whole, positive equity returns belied the dramatic volatility during the period, but demonstrated the dominance of technology stocks. The S&P 500® Index, a broad measure of U.S. stocks, returned 18.40%; the blue-chip Dow Jones Industrial Average® returned 9.72%; and the technology-laden Nasdaq Composite Index returned 44.92%. Small-cap U.S. stocks, as measured by the Russell 2000® Index, kept pace with their large-cap counterparts, as measured by the S&P 500® Index and Russell 1000® Index. As a group, growth stocks significantly outpaced value stocks, as measured by the Russell growth and value indexes.
Fund Performance
For the 12-month period ended December 31, 2020, Calvert VP SRI Mid Cap Portfolio (the Fund) returned 12.24% at net asset value (NAV), underperforming its benchmark, the Russell Midcap® Index (the Index), which returned 17.10%.
Stock selections overall detracted from performance relative to the Index during the period. Selections in the information technology, health care, and financials sectors especially weighed on relative performance. An underweight exposure to energy, the weakest-performing sector within the Index, and stock selections in utilities and communication services contributed to relative returns.
In the industrials sector, Hexcel Corp. (Hexcel), a provider of carbon fiber and other materials for the aerospace industry, was one of the largest detractors to returns during the period. Hexcel’s stock price, already hurt by problems with Boeing’s 737 MAX, was further weighed down by the spread of the COVID-19 pandemic and the resulting slowdown in airline travel. Investors also reacted negatively to Hexcel’s proposed merger with Woodward, Inc., a supplier of flight and engine controls to the aerospace industry. By period-end, the stock was sold from the Fund.
National Retail Properties, Inc., a real estate investment trust that invests in properties leased to retail businesses, was also a significant detractor to returns relative to the Index during the period. Its stock price fell after the pandemic’s outbreak when many retail businesses were closed to stem the spread of the virus. Discover Financial Services detracted as its stock price fell on concerns that many of its customers might not be able to repay loans because of job losses resulting from the pandemic. By period-end, both stocks were sold from the Fund.
Emergent BioSolutions, Inc. (Emergent), a leading supplier of vaccines, antibodies, and other medications, was a top contributor to returns relative to the Index during the period. Most of the company’s revenues came from long-term government contracts, which made Emergent particularly attractive amid market volatility during the period. The company benefited from the U.S. government’s heavy investment in search of a COVID-19 vaccine.
Trex Co., Inc., a manufacturer of non-wood decking products, contributed to returns relative to the Index as its stock price rose on growing demand for decking made of recycled plastics and other non-wood materials. Consumer demand was further strengthened as the pandemic led to a surge in home improvement projects.
Bill.com Holdings, Inc., a provider of cloud-based payment systems, was another strong contributor during the period. Its stock price rose as the pandemic accelerated growth in small- and mid-size business investment in workplace digitization and automation, as well as digital payments.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Performance

Portfolio Manager Charles B. Gaffney of Calvert Research and Management
% Average Annual Total Returns[1,2]	Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Fund at NAV	07/16/1991	07/16/1991	12.24%	11.02%	10.59%

Russell Midcap® Index	—	—	17.10%	13.38%	12.40%

% Total Annual Operating Expense Ratios[3]
Gross	1.00%
Net	0.99
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
ANSYS, Inc.	2.5%
Coca-Cola European Partners PLC	2.3
Broadridge Financial Solutions, Inc.	2.3
AMETEK, Inc.	2.3
Agilent Technologies, Inc.	2.1
Zebra Technologies Corp., Class A	2.1
WEX, Inc.	2.1
Black Knight, Inc.	2.1
Terminix Global Holdings, Inc.	2.0
Stanley Black & Decker, Inc.	2.0
Total	21.8%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
4

Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell Midcap® Index is an unmanaged index of U.S. mid-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks.

5

Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.
	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20 – 12/31/20)	Annualized Expense Ratio
Actual
	$1,000.00	$1,243.90	$5.58	0.99%
Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,020.16	$5.03	0.99%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2020. Expenses shown do not include insurance-related charges.
6

Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Schedule of Investments

Common Stocks — 99.7%

Security	Shares	Value
Auto Components — 1.8%
Aptiv PLC	4,948	$ 644,675
		$ 644,675
Banks — 2.1%
Commerce Bancshares, Inc.	5,671	$ 372,585
First Republic Bank	2,564	376,728
		$ 749,313
Beverages — 2.3%
Coca-Cola European Partners PLC	16,397	$ 817,063
		$ 817,063
Biotechnology — 1.9%
Emergent BioSolutions, Inc.(1)	4,887	$ 437,875
Neurocrine Biosciences, Inc.(1)	2,664	255,345
		$ 693,220
Building Products — 2.8%
AZEK Co., Inc. (The)(1)	9,215	$ 354,317
Trane Technologies PLC	2,153	312,530
Trex Co., Inc.(1)	4,156	347,940
		$ 1,014,787
Capital Markets — 5.2%
Morningstar, Inc.	1,221	$ 282,747
MSCI, Inc.	777	346,954
Northern Trust Corp.	5,784	538,722
Tradeweb Markets, Inc., Class A	11,223	700,876
		$ 1,869,299
Commercial Services & Supplies — 2.8%
GFL Environmental, Inc.	18,371	$ 535,586
Tetra Tech, Inc.	3,998	462,889
		$ 998,475
Communications Equipment — 1.7%
Motorola Solutions, Inc.	3,588	$ 610,175
		$ 610,175
Consumer Finance — 1.6%
Ally Financial, Inc.	16,435	$ 586,072
		$ 586,072
Security	Shares	Value
Containers & Packaging — 4.5%
AptarGroup, Inc.	5,242	$ 717,577
Ball Corp.	5,153	480,157
Packaging Corp. of America	2,890	398,560
		$ 1,596,294
Diversified Consumer Services — 2.0%
Terminix Global Holdings, Inc.(1)	14,338	$ 731,381
		$ 731,381
Electric Utilities — 1.9%
Xcel Energy, Inc.	10,067	$ 671,167
		$ 671,167
Electrical Equipment — 2.3%
AMETEK, Inc.	6,724	$ 813,201
		$ 813,201
Electronic Equipment, Instruments & Components — 2.1%
Zebra Technologies Corp., Class A(1)	1,989	$ 764,432
		$ 764,432
Entertainment — 1.9%
Electronic Arts, Inc.	4,800	$ 689,280
		$ 689,280
Equity Real Estate Investment Trusts (REITs) — 5.8%
Digital Realty Trust, Inc.	3,689	$ 514,653
Extra Space Storage, Inc.	3,583	415,126
Lamar Advertising Co., Class A	8,607	716,275
Mid-America Apartment Communities, Inc.	3,364	426,185
		$ 2,072,239
Food & Staples Retailing — 1.6%
Performance Food Group Co.(1)	12,330	$ 587,031
		$ 587,031
Food Products — 0.9%
Nomad Foods, Ltd.(1)	13,160	$ 334,527
		$ 334,527
Health Care Equipment & Supplies — 5.0%
Cooper Cos., Inc. (The)	1,680	$ 610,378
Haemonetics Corp.(1)	4,657	553,019
Teleflex, Inc.	1,569	645,753
		$ 1,809,150

7
See Notes to Financial Statements.

Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Schedule of Investments — continued

Security	Shares	Value
Health Care Providers & Services — 2.3%
Centene Corp.(1)	7,350	$ 441,220
Chemed Corp.	721	384,012
		$ 825,232
Health Care Technology — 1.6%
Accolade, Inc.(1)	13,130	$ 571,155
		$ 571,155
Independent Power and Renewable Electricity Producers — 1.7%
NextEra Energy Partners, L.P.	6,775	$ 454,264
Sunnova Energy International, Inc.(1)	3,071	138,594
		$ 592,858
Insurance — 3.8%
Assurant, Inc.	2,865	$ 390,270
RLI Corp.	3,439	358,172
Travelers Cos., Inc. (The)	4,252	596,853
		$ 1,345,295
Interactive Media & Services — 1.6%
IAC/InterActiveCorp. (1)	1,837	$ 347,836
Match Group, Inc.(1)	1,564	236,461
		$ 584,297
IT Services — 8.3%
Black Knight, Inc.(1)	8,395	$ 741,698
Broadridge Financial Solutions, Inc.	5,330	816,556
Cognizant Technology Solutions Corp., Class A	7,942	650,847
WEX, Inc.(1)	3,683	749,601
		$ 2,958,702
Leisure Products — 0.6%
Brunswick Corp.	2,717	$ 207,144
		$ 207,144
Life Sciences Tools & Services — 2.1%
Agilent Technologies, Inc.	6,476	$ 767,341
		$ 767,341
Machinery — 3.5%
Colfax Corp.(1)	14,100	$ 539,184
Stanley Black & Decker, Inc.	4,066	726,025
		$ 1,265,209
Security	Shares	Value
Multi-Utilities — 1.8%
Sempra Energy	4,971	$ 633,355
		$ 633,355
Pharmaceuticals — 1.1%
Jazz Pharmaceuticals PLC(1)	2,437	$ 402,227
		$ 402,227
Professional Services — 3.8%
Dun & Bradstreet Holdings, Inc.(1)	13,706	$ 341,279
IHS Markit, Ltd.	5,349	480,501
Verisk Analytics, Inc.	2,537	526,656
		$ 1,348,436
Semiconductors & Semiconductor Equipment — 4.3%
NXP Semiconductors NV	2,844	$ 452,224
Skyworks Solutions, Inc.	3,598	550,062
Teradyne, Inc.	4,375	524,519
		$ 1,526,805
Software — 4.8%
ANSYS, Inc.(1)	2,417	$ 879,305
Bill.com Holdings, Inc.(1)	3,877	529,210
nCino, Inc.(1)	4,475	324,035
		$ 1,732,550
Specialty Retail — 6.6%
Best Buy Co., Inc.	5,134	$ 512,322
National Vision Holdings, Inc.(1)	14,972	678,082
Ross Stores, Inc.	5,510	676,683
Ulta Beauty, Inc.(1)	1,751	502,817
		$ 2,369,904
Textiles, Apparel & Luxury Goods — 1.6%
Gildan Activewear, Inc.	21,024	$ 588,882
		$ 588,882
Total Common Stocks (identified cost $26,800,227)		$35,771,173

8
See Notes to Financial Statements.

Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Schedule of Investments — continued

Short-Term Investments — 0.3%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.12%(2)	118,041	$ 118,053
Total Short-Term Investments (identified cost $118,053)		$ 118,053
Total Investments — 100.0% (identified cost $26,918,280)		$35,889,226
Other Assets, Less Liabilities — (0.0)%(3)		$ (16,406)
Net Assets — 100.0%		$35,872,820

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.
(3)	Amount is less than (0.05)%.
9
See Notes to Financial Statements.

Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Statement of Assets and Liabilities

December 31, 2020
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $26,800,227)	$ 35,771,173
Investments in securities of affiliated issuers, at value (identified cost $118,053)	118,053
Receivable for capital shares sold	15,814
Dividends receivable	28,901
Dividends receivable - affiliated	23
Securities lending income receivable	25
Directors' deferred compensation plan	7,930
Total assets	$35,941,919
Liabilities
Payable for capital shares redeemed	$ 485
Payable to affiliates:
Investment advisory fee	19,433
Administrative fee	3,588
Sub-transfer agency fee	54
Directors' deferred compensation plan	7,930
Other	2,175
Accrued expenses	35,434
Total liabilities	$ 69,099
Net Assets	$35,872,820
Sources of Net Assets
Paid-in capital	$ 25,339,730
Distributable earnings	10,533,090
Total	$35,872,820

Net Assets	$ 35,872,820
Shares Outstanding	1,051,953
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 34.10
10
See Notes to Financial Statements.

Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Statement of Operations

Year Ended
December 31, 2020
Investment Income
Dividend income (net of foreign taxes withheld of $671)	$ 400,762
Dividend income - affiliated issuers	157
Interest income	183
Securities lending income, net	3,327
Total investment income	$ 404,429
Expenses
Investment advisory fee	$ 209,778
Administrative fee	38,728
Directors' fees and expenses	1,649
Custodian fees	1,175
Transfer agency fees and expenses	18,601
Accounting fees	6,450
Professional fees	22,059
Reports to shareholders	13,630
Miscellaneous	8,036
Total expenses	$ 320,106
Waiver and/or reimbursement of expenses by affiliate	(529)
Net expenses	$ 319,577
Net investment income	$ 84,852
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 1,525,826
Investment securities - affiliated issuers	83
Foreign currency transactions	(921)
Net realized gain	$1,524,988
Change in unrealized appreciation (depreciation):
Investment securities	$ 2,076,519
Foreign currency	2
Net change in unrealized appreciation (depreciation)	$2,076,521
Net realized and unrealized gain	$3,601,509
Net increase in net assets from operations	$3,686,361
11
See Notes to Financial Statements.

Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Statements of Changes in Net Assets

	Year Ended December 31,
	2020	2019
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 84,852	$ 156,332
Net realized gain	1,524,988	2,302,061
Net change in unrealized appreciation (depreciation)	2,076,521	7,010,427
Net increase in net assets from operations	$ 3,686,361	$ 9,468,820
Distributions to shareholders	$ (2,484,214)	$ (3,090,268)
Net decrease in net assets from capital share transactions	$ (1,395,328)	$ (2,241,471)
Net increase (decrease) in net assets	$ (193,181)	$ 4,137,081
Net Assets
At beginning of year	$ 36,066,001	$ 31,928,920
At end of year	$35,872,820	$36,066,001
12
See Notes to Financial Statements.

Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Financial Highlights

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 32.89	$ 27.48	$ 31.96	$ 28.82	$ 31.01
Income (Loss) From Operations
Net investment income(1)	$ 0.08	$ 0.14	$ 0.15	$ 0.15	$ 0.21
Net realized and unrealized gain (loss)	3.63	8.21	(1.09)	3.20	2.05
Total income (loss) from operations	$ 3.71	$ 8.35	$ (0.94)	$ 3.35	$ 2.26
Less Distributions
From net investment income	$ (0.14)	$ (0.15)	$ (0.18)	$ (0.21)	$ —
From net realized gain	(2.36)	(2.79)	(3.36)	—	(4.45)
Total distributions	$ (2.50)	$ (2.94)	$ (3.54)	$ (0.21)	$ (4.45)
Net asset value — End of year	$ 34.10	$ 32.89	$ 27.48	$ 31.96	$ 28.82
Total Return(2)	12.24%	31.36%	(4.43)%	11.65%	7.27%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$35,873	$36,066	$31,929	$41,239	$45,473
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.99%	1.00%	1.01%	1.04%	1.07%
Net expenses	0.99%	0.99%	0.99%	0.99%	0.99%
Net investment income	0.26%	0.44%	0.46%	0.49%	0.68%
Portfolio Turnover	82%	72%	62%	159%	170%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
13
See Notes to Financial Statements.

Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP SRI Mid Cap Portfolio (the Fund) is a diversified series of Calvert Variable Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to provide long-term capital appreciation by investing primarily in a portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
14

Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of December 31, 2020, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 35,771,173(1)	$ —	$ —	$ 35,771,173
Short-Term Investments	—	118,053	—	118,053
Total Investments	$35,771,173	$118,053	$ —	$35,889,226

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned.
C  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.65% of the Fund’s average daily net assets. For the year ended December 31, 2020, the investment advisory fee amounted to $209,778. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.99% of the Fund’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2021. For the year ended December 31, 2020, CRM waived or reimbursed expenses of $529.
15

Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Notes to Financial Statements — continued

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2020, CRM was paid administrative fees of $38,728.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $251 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 ($30,000 effective January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, is borne by the Calvert funds. For the year ended December 31, 2020, the Fund’s allocated portion of the Advisory Council compensation and fees was $38, which is included in miscellaneous expense on the Statement of Operations.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2020, expenses incurred under the Servicing Plan amounted to $17,974, of which $2,893 were incurred to AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2020 are amounts payable to AIP under the Servicing Plan of $252.
4  Investment Activity
During the year ended December 31, 2020, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $26,605,304 and $30,385,077, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:
	Year Ended December 31,
	2020	2019
Ordinary income	$ 229,081	$1,712,623
Long-term capital gains	$2,255,133	$1,377,645
As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 72,732
Undistributed long-term capital gains	$1,569,567
Net unrealized appreciation	$8,890,791
The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2020, as determined on a federal income tax basis, were as follows:
16

Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Notes to Financial Statements — continued

Aggregate cost	$26,998,435
Gross unrealized appreciation	$ 8,924,078
Gross unrealized depreciation	(33,287)
Net unrealized appreciation	$ 8,890,791
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
The Fund did not have any securities on loan at December 31, 2020.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at December 31, 2020. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2020.
8  Affiliated Funds
At December 31, 2020, the value of the Fund’s investment in affiliated funds was $118,053, which represents 0.3% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2020 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$ —	$4,531,271	$(4,413,301)	$83	$ —	$118,053	$157	118,041
9  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 1,000,000,000 common shares, $0.01 par value.
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VP SRI Mid Cap Portfolio
December 31, 2020
Notes to Financial Statements — continued

Transactions in capital shares for the years ended December 31, 2020 and December 31, 2019 were as follows:
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	60,897	$ 1,863,023	58,178	$ 1,852,303
Reinvestment of distributions	82,150	2,484,214	102,530	3,090,268
Shares redeemed	(187,494)	(5,742,565)	(226,020)	(7,184,042)
Net decrease	(44,447)	$(1,395,328)	(65,312)	$(2,241,471)
At December 31, 2020, separate accounts of an insurance company that is an affiliate of AIP owned 6.3% of the value of the outstanding shares of the Fund and separate accounts of three other insurance companies each owned more than 10% of the value of the outstanding shares of the Fund, aggregating 70.3%.
10  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
11  Additional Information
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of a Calvert Fund’s investment advisory agreement and, where applicable, any related sub-advisory agreement. On December 8, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Fund shareholders for approval and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on December 22, 2020 who have voting power with respect to such shares are entitled to be present and vote at a joint special meeting of shareholders to be held on February 19, 2021 and at any adjournments or postponements thereof.
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Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Calvert Variable Series Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert VP SRI Mid Cap Portfolio (the Fund), a series of Calvert Variable Series Inc., including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
February 18, 2021
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Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the dividends received deduction for corporations and capital gains dividends.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2020 ordinary income dividends, 100.00% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $1,569,643 or, if subsequently determined to be different, the net capital gain of such year.
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Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Board of Directors' Contract Approval

Overview of the Board Evaluation Process
Even though the following description of the Board’s consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Calvert VP SRI Mid Cap Portfolio.
Fund	Investment Adviser	Investment Sub-Adviser
Calvert VP SRI Mid Cap Portfolio	Calvert Research and Management	None
Following the public announcement of Morgan Stanley’s planned acquisition of Eaton Vance Corp. ("EVC") and its affiliates (the “Transaction”), the Board members who are not “interested persons” (as defined in the 1940 Act) of the Funds or CRM (the “Independent Board Members”), met on October 8, 2020 with their independent legal counsel. During that meeting, the Independent Board Members preliminarily discussed the Transaction and the implications of the Transaction on the Funds and CRM. At the request of the Independent Board Members, their counsel discussed the various actions that they and the Funds’ shareholders would be asked to take in connection with the Transaction, including requesting information from CRM and Morgan Stanley concerning the Transaction and its implications for the Funds.
On October 14, 2020, during a telephonic meeting of the Boards, senior representatives of CRM provided an overview of the Transaction and Morgan Stanley to the Independent Board Members and their counsel. The senior representatives of CRM also discussed the anticipated benefits of the Transaction to CRM and the Funds. They also indicated that they expected that the operations of CRM and the Funds would be maintained substantially in their current forms after the Closing of the Transaction.
In connection with the proposed Transaction, the Independent Board Members, assisted by their independent legal counsel, requested extensive information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Request for Information”).
On November 18, 2020, during a telephonic meeting of the Boards, senior representatives of CRM discussed certain matters related to the Transaction with the Independent Board Members and their counsel. The senior representatives of CRM indicated that CRM and Morgan Stanley were in the process of preparing a response to the Request for Information and that senior representatives of CRM and Morgan Stanley would be prepared to discuss their response and any other matters related to the Transaction with the Independent Board Members at the Boards’ December 8, 2020 meeting.
On December 1, 2020, during a video conference meeting, the Independent Board Members reviewed CRM’s and Morgan Stanley’s response to the Request for Information (the “Response”) and discussed the information contained in the Response amongst themselves and with their counsel. During that meeting, the Independent Board Members received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and new investment advisory agreements and new investment sub-advisory agreements (the “New Agreements”). Following that meeting, the Independent Board Members, assisted by their counsel, requested additional information from CRM and Morgan Stanley regarding the proposed Transaction and its potential implications for the Funds (the “Supplemental Request for Information”).
In connection with the proposed Transaction and their consideration of the New Agreements, the Board members, including all of the Independent Board Members, met with senior representatives of EVC, CRM and Morgan Stanley at a meeting held on December 8, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders and any remaining matters concerning the Response and CRM’s and Morgan Stanley’s response to the Supplemental Request for Information. During the meeting, senior representatives of Morgan Stanley made presentations to, and responded to questions from, the Board members. After the presentations and discussions with senior representatives of EVC, CRM and Morgan Stanley, the Independent Board Members met in executive session with their counsel to consider the Transaction, the New Agreements and related matters.
Each Board’s evaluation of the New Agreements included consideration of the information provided specifically in regard to the New Agreements as well as, where relevant, information that previously had been provided to the Board in connection with the most recent annual contract renewal of the Funds’ current contractual arrangements at a meeting held on March 4, 2020.
In the course of its deliberations regarding the New Agreements, the Board members considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM, its affiliates and the Sub-Advisers, including the personnel who would be providing such services; Morgan Stanley’s financial condition; the proposed advisory and sub-advisory fees; comparative fee and expense information for the Funds and for comparable funds managed by CRM and its affiliates; the anticipated profitability of the Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by Morgan Stanley, CRM, and their affiliates from their relationship with the Funds; the effect of each Fund’s projected growth and size on each Fund’s performance and expenses; and CRM’s and the Sub-Advisers’ compliance programs.
In considering the nature, extent, and quality of the services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Agreements, the Board members took into account information relating to CRM’s and the Sub-Advisers’ operations and personnel, including, among other information, biographical information on their investment, supervisory, and professional staff, as applicable, and descriptions of their organizational and management structure. The Board members considered the investment strategies used in managing the Funds and the performance of other funds managed by the investment teams at CRM and its affiliates that would be managing the Funds. The Board members also took into account, as applicable, CRM’s and the Sub-Advisers’ proposed staffing and overall resources. CRM’s administrative capabilities were also considered. The Board members concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by CRM and the Sub-Advisers, as applicable, under the New Advisory Agreements.
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Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Board of Directors' Contract Approval — continued

In considering the management style and investment strategies that CRM and the Sub-Advisers, as applicable, proposed to use in managing the Funds, the Board members took into consideration certain comparative performance information for the Funds prepared by an independent data provider. The Board members also considered information regarding the financial condition of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry. The Board members took into account that the Funds’ investment objectives, investment strategies and portfolio managers were not expected to change after the Closing of the Transaction. Based upon their review, the Board members concluded that CRM and the Sub-Advisers, as applicable, are qualified to manage each Fund’s assets in accordance with the Funds’ investment objectives and investment strategies and that the investment strategies continued to be appropriate for pursuing each Fund’s investment objective(s).
In considering each Fund’s proposed fees and estimated expenses, the Board members considered certain comparative fee and expense data prepared by an independent data provider. The Board members also took into account that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members further took into account that no changes in the Funds’ current expense limitations were being proposed in connection with the Transaction. Based upon their review, the Board members concluded that the proposed advisory and sub-advisory fees were reasonable in view of the quality of services to be received by the Funds from CRM and the Sub-Advisers, as applicable.
In reviewing the anticipated profitability of the advisory fees to CRM and its affiliates, the Board members considered the fact that affiliates of CRM would be providing shareholder servicing, administrative, distribution, and sub-advisory services to the Funds for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Funds. The Board also considered that CRM and Morgan Stanley would likely derive benefits to their reputations and other indirect benefits from their relationship with the Funds. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the anticipated profitability of the Funds to the Sub-Advisers was not a material factor in the Board’s deliberations concerning the entering into of the New Agreements. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Funds was reasonable.
The Board members considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board members took into account management’s discussion of the Funds’ proposed advisory and sub-advisory fees, noting that no changes in the Funds’ current advisory and sub-advisory fees were being proposed in connection with the Transaction. The Board members also noted that the advisory and sub-advisory fee schedules for certain Funds will contain one or more breakpoints that will reduce the respective advisory and sub-advisory fee rates on assets above specified levels as the applicable Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory and sub-advisory fee schedules. The Board members determined that adding breakpoints at specified levels to the advisory and sub-advisory fee schedules of the Funds that did not currently have breakpoints would not be appropriate at this time. Because CRM will pay the Sub-Advisers’ sub-advisory fees out of its advisory fees, the Board did not consider the potential economies of scale from the Sub-Advisers’ management of the Funds to be a material factor in the Board’s deliberations concerning the entering into of the New Agreements. The Board members noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the New Agreements, the Board members also considered the following matters:
i. their belief that the Transaction will benefit the Funds;
ii. CRM’s and the Sub-Advisers’ intentions to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies, which, where applicable, includes continuing to manage the Fund pursuant to responsible investment criteria as described in the Fund’s prospectus;
iii. the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;
iv. Morgan Stanley’s commitment to maintain the investment autonomy of CRM;
v. Morgan Stanley’s and CRM’s commitment to maintaining the nature, quality and extent of services provided to the Funds by CRM and its affiliates following the Closing of the Transaction;
vi. Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;
vii. confirmation that the current senior management team at CRM has indicated its strong support of the Transaction; and
viii. a commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
In approving the New Agreements, the Board members did not identify any single factor as controlling, and each Board member may have attributed different weight to various factors.
The Board members reached the following conclusions regarding the New Agreements, among others: (a) CRM and the Sub-Advisers have demonstrated that they possess the capability and resources to perform the duties required of them under the New Agreements; (b) CRM and the Sub-Advisers are qualified to manage the applicable Fund’s assets in accordance with such Fund’s investment objective(s) and investment strategies; (c) CRM’s and the
22

Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Board of Directors' Contract Approval — continued

Sub-Advisers’ proposed investment strategies are appropriate for pursuing the applicable Fund’s investment objective(s); and (d) the proposed advisory and sub-advisory fees are reasonable in view of the quality of the services to be received by each Fund from CRM and the Sub-Advisers, as applicable. Based upon the foregoing considerations, at the meeting of the Board held on December 8, 2020, the Board members, including all of the Independent Board Members, unanimously approved the New Agreements and determined to recommend their approval to the shareholders of the Funds. In voting its approval of the New Agreements at the meeting, the Board relied on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.
23

Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Management and Organization

Fund Management. The Directors of Calvert Variable Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member’s retirement. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2016	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Director	2016 (Chair); 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Director	2016	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
24

Calvert
VP SRI Mid Cap Portfolio
December 31, 2020
Management and Organization — continued

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Position(s) with the Corporation	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(2) 1960	Vice President, Secretary and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 144 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 144 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
25

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.
•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance's Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
26

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24219     12.31.20

Item 2.	Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.

The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2019 and December 31, 2020 by KPMG for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by KPMG during such periods.

Fiscal Years Ended	12/31/19	%*	12/31/20	%*
Audit Fees	$47,431	0%	$47,257	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$7,700	0%	$7,800	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$55,131	0%	$55,057	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/19		Fiscal Year ended 12/31/20
$	%*	$	%*
$7,700	0%	$7,800	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:	/s/ John H. Streur
John H. Streur
President

Date:	February 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 24, 2021

By:	/s/ John H. Streur
John H. Streur
President

Date:	February 24, 2021